As filed with the Securities and Exchange Commission on May 20, 2002

                                                              File No: 333-85334


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 2


                             THE MONTGOMERY FUNDS II
               (Exact Name of Registrant as Specified in Charter)


                                 (800) 572-3863
              (Registrant's Telephone Number, Including Area Code)


                              101 California Street
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)


                                 Johanne Castro
                               Assistant Secretary
                              The Montgomery Funds
                              101 California Street
                             San Francisco, CA 94111
                     (Name and Address of Agent for Service)


                                    Copy to:

                               Julie Allecta, Esq.
                                Thao H. Ngo, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                         San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with par value $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CROSS REFERENCE SHEET


Form N-14 Part A, Item      Location in Prospectus/Proxy Statement
----------------------      --------------------------------------

         1                          Front Cover; Cross Reference

         2                          Table of Contents

         3 Introduction; Description of the Proposed Reorganization; Comparison of the Funds; Risk Factors

         4 Introduction; The Proposal; Description of the Proposed Reorganization

         5, 6                       Description of the Proposed Reorganization;
                                    Comparison of the Funds; Risk Factors;
                                    Further Information About the Emerging Asia
                                    Fund and the Emerging Markets Focus Fund

         7                          Shares and Voting; Vote Required

         8                          Not Applicable

         9                          Not Applicable

Form N-14 Part B, Item      Location in Statement of Additional Information
----------------------      -----------------------------------------------

         10                         Cover Page

         11                         Table of Contents

         12 Incorporation of Documents by Reference in Statement of Additional Information

         13                         Not Applicable

         14 Incorporation of Documents by Reference in Statement of Additional Information

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 83 of The Montgomery Funds, filed October 31, 2001 (SEC File No. 811-6011):

         Combined Statement of Additional Information for Montgomery Emerging Asia Fund, with other funds of The Montgomery Funds and certain series of another registrant, dated October 31, 2001.

From Post-Effective Amendment No. 56 of The Montgomery Funds II, filed October 31, 2001 (SEC File No. 811-8064):

         Combined Statement of Additional Information for Montgomery Emerging Markets Focus Fund, with other funds of The Montgomery Funds II and other series of another registrant, dated October 31, 2001.

As previously sent to shareholders of the Montgomery Emerging Asia Fund and the Montgomery Emerging Markets Focus Fund for the fiscal year ended June 30, 2001 and for the period ended December 31, 2001, the Annual Report and Semiannual Report for The Montgomery Funds and The Montgomery Funds II dated as of June 30, 2001 and December 31, 2001, respectively.

                    -----------------------------------------


                                     PART A

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                          MONTGOMERY EMERGING ASIA FUND

                                      INTO

                     MONTGOMERY EMERGING MARKETS FOCUS FUND


                    -----------------------------------------

                [Letterhead of Montgomery Asset Management, LLC]

                                  May 20, 2002


Dear Montgomery Emerging Asia Fund Shareholder:

     We are seeking your approval to reorganize the Montgomery Emerging Asia Fund, a series of The Montgomery Funds, into the Montgomery Emerging Markets Focus Fund, a series of The Montgomery Funds II. In the reorganization, the Emerging Asia Fund will transfer all of its assets and liabilities to the Emerging Markets Focus Fund, which will be distributed to you in exchange for your Emerging Asia Fund shares. There will be no change in your account value, and no expenses will be charged to shareholders in this tax-free reorganization.

     Among the major benefits of the reorganization to Emerging Asia Fund shareholders are:

     o   a reduction in management fees from 1.25% to 1.10%

     o   a reduction in the operating expenses limit from 1.90% to 1.60%

     o   increased managerial efficiencies.

     The reorganization would not cause you to recognize any gains or losses on your shares in the Emerging Asia Fund. We have agreed to pay all expenses of the reorganization so that shareholders will not bear those costs.

     The Board of Trustees of each of the Trusts has unanimously approved the reorganization and believe that it is in the best interests of the Emerging Asia Fund and its shareholders and recommend that you vote in favor of the proposal.

     Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy card promptly since the Special Meeting of Shareholders will be held on June 21, 2002. Thank you for your response and for your continued investment with Montgomery.

                                 Sincerely,


                                 F. Scott Tuck
                                 Chairman and Chief Executive Officer

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                          MONTGOMERY EMERGING ASIA FUND

                            TO BE HELD JUNE 21, 2002

To the Shareholders of the Montgomery Emerging Asia Fund:

     A Special Meeting of shareholders of the Montgomery Emerging Asia Fund (the "Fund"), a series of The Montgomery Funds (the "Trust"), will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on June 21, 2002, at 10:00 a.m., local time (the "Meeting"). At the Meeting, we will ask you to vote on:

     1. A proposal to reorganize the Fund into the Montgomery Emerging Markets Focus Fund, a series of The Montgomery Funds II; and

     2.   Any other business that properly comes before the Meeting.

     Only shareholders of record at the close of business on April 30, 2002 (the "Record Date"), will be entitled to receive this notice and to vote at the Meeting.

                                  By Order of the Board of Trustees


                                  Johanne Castro
                                  Assistant Secretary

May 20, 2002

                  Your vote is important regardless of how many
                      shares you owned on the Record Date.

                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitations, we request your cooperation in voting promptly.

                              THE MONTGOMERY FUNDS
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                          Montgomery Emerging Asia Fund

                                       and

                     Montgomery Emerging Markets Focus Fund

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               Dated: May 20, 2002

What is this document and why did we send it to you?

     The Board of Trustees of each of The Montgomery Funds ("TMF") and the Montgomery Funds II ("TMF II") (collectively, the "Trusts"), approved a plan to reorganize the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of TMF, into the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of TMF II (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The shareholder meeting of the Emerging Asia Fund will be held on June 21, 2002 (the "Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Meeting.

     This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

     As a technical matter, the Reorganization will have three steps:

     o the transfer of the assets and liabilities of the Emerging Asia Fund to the Emerging Markets Focus Fund in exchange for shares of the Emerging Markets Focus Fund (the "Emerging Markets Focus Fund Shares") of equivalent value to the net assets transferred,

     o the pro rata distribution of those Emerging Markets Focus Fund Shares to shareholders of record of the Emerging Asia Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the Emerging Asia Fund, and

     o    the immediate liquidation and termination of the Emerging Asia Fund.

     As a result of the Reorganization, each shareholder of the Emerging Asia Fund would instead hold Emerging Markets Focus Fund Shares having the same total value as the shares of the Emerging Asia Fund held immediately before the Reorganization. Lawyers for the Emerging Asia Fund and the Emerging Markets Focus Fund will issue an opinion to the effect that, for federal income tax purposes, the Reorganization will be treated as a tax-free reorganization that will not cause the Emerging Asia Fund's shareholders to recognize a gain or loss for federal income tax purposes. See Section II.A.3 below.

     This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

     The Emerging Asia Fund is a series of TMF and the Emerging Markets Focus Fund is a series of TMF II (together, the "Funds"). TMF and TMF II are open-end management investment companies. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

     o Combined Statement of Additional Information relating to the Emerging Asia Fund and the Emerging Markets Focus Fund, as well as other series of TMF and TMF II, dated October 31, 2001; and

     o Statement of Additional Information relating to this Combined Proxy Statement and Prospectus.

     Those documents and the combined Prospectus for the Emerging Markets Focus Fund and the Emerging Asia Fund, as well as other series of TMF and TMF II, dated October 31, 2001, are available without charge by writing to the Trusts at 101 California Street, 35th Floor, San Francisco, California 94111, by calling
(800) 572-FUND [3863], or by accessing them on our website at www.montgomeryasset.com.

     The Annual Report to Shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund for the fiscal year ended June 30, 2001 and the Semiannual Report for the period ended December 31, 2001, containing audited and unaudited financial statements, respectively, of the Emerging Asia Fund and the Emerging Markets Focus Fund have been previously mailed to shareholders. If you do not have a copy, additional copies of the Annual Report and Semiannual Report are available without charge by writing or calling the Trusts at the address and telephone number listed above. It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about May 20, 2002.

     Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. It is a criminal offense to represent otherwise.

                                I. INTRODUCTION

A.   GENERAL

     The Board of Trustees of TMF called this Meeting to allow shareholders to consider and vote on the proposed Reorganization of the Emerging Asia Fund. The Board of Trustees (including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended) voted on March 20, 2002, to approve the Reorganization subject to the approval of the Emerging Asia Fund's shareholders.

     Montgomery Asset Management, LLC, serves as the manager of each Fund (the "Manager"). The Manager recommends that you approve the proposed Reorganization because it believes it can increase managerial efficiencies if the Funds were combined. Specifically, if the Reorganization is approved and completed, the Emerging Markets Focus Fund's assets will increase, which may create certain economies of scale because each Fund currently invests in companies based or operating primarily in developing countries. Therefore, the Emerging Markets Focus Fund would have a larger asset base which may permit it to operate more efficiently in accordance with its investment policies and objective. Additionally, the Manager believes that it is in your best interest to approve the proposed Reorganization because the Emerging Markets Focus Fund has a lower management fee and operating expenses limit compared to those of the Emerging Asia Fund, as described in more detail below.

     The Emerging Asia Fund sells its Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee. Likewise, the Class R shares of the Emerging Markets Focus Fund do not have any sales load or Rule 12b-1 fee. (The Class R shares of the Emerging Markets Focus Fund are currently closed to certain new investors.) If the Reorganization is completed, all remaining holders of Class R shares of the Emerging Asia Fund would receive Class R shares of the Emerging Markets Focus Fund.

B.   SUMMARY OF THE PROPOSAL

     At the Meeting, the shareholders of the Emerging Asia Fund will be asked to approve the proposed Reorganization of the Emerging Asia Fund into the Emerging Markets Focus Fund. The Reorganization will include the transfer of substantially all of the assets and liabilities of the Emerging Asia Fund to the Emerging Markets Focus Fund. The Emerging Asia Fund will then be terminated and liquidated.

     The following chart compares the investment objectives and principal investment strategies of the Emerging Asia Fund and the Emerging Markets Focus Fund, and describes the key differences between the Funds. You can find additional information about each Fund's investment objective, principal investment strategies and investment policies in its Prospectus and Statement of Additional Information.

------------------------ ----------------------------------------- -----------------------------------------
                          EMERGING ASIA FUND                        EMERGING MARKETS FOCUS FUND
------------------------- ----------------------------------------- -----------------------------------------
Investment Objective      Seeks long-term capital appreciation.          Seeks long-term capital appreciation.
------------------------- ----------------------------------------- -----------------------------------------
Principal Strategy        o Under normal conditions, the Fund          o  Under normal conditions, the Fund
                            invests primarily in the stocks of            invests primarily in equity
                            companies that are based or operate           securities of companies that are
                            mainly in developing Asian countries:         based or operate in Latin America,
                            Bangladesh, China/Hong Kong                   Asia, Europe, the Middle East and
                            (considered a single emerging Asia            Africa.
                            country), India, Indonesia, Malaysia,
                            Pakistan, the Philippines, Singapore,
                            South Korea and Sri Lanka.

                          o The Fund typically invests in at           o  The Fund normally invests primarily
                            least three emerging Asia countries           in three but no more than 10
                            at all times, with no more than               developing countries in Latin
                            one-third of its assets in any one            America, Asia, Europe, the Middle
                            country. The five exceptions are              East and Africa. The Fund may invest
                            China/Hong Kong, India, Malaysia,             up to 50% of its total assets in a
                            South Korea and Taiwan, in which the          single emerging market.
                            Fund may invest more than one-third
                            and up to substantially all of its
                            assets.

                          o The Fund's strategy is to identify         o  The Fund's strategy combines
                            potential investments in the Asian            in-depth financial review with
                            markets by conducting in-depth                on-site analysis of companies,
                            financial reviews and on-site                 countries and regions to identify
                            analysis of companies and countries           potential investments.
                            in that region.

                          o The Fund's portfolio manager               o  The Fund's portfolio manager and
                            frequently travels to the countries           analysts frequently travel to the
                            in which the Fund invests or may              emerging markets to gain firsthand
                            invest to gain firsthand insight into         insight into the economic, political
                            the economic, political and social            and social trends that affect
                            trends that affect investments in             investments in those countries.
                            those countries.

                          o The Fund allocates its assets among        o  The Fund allocates its assets among
                            countries with stable or improving            emerging countries with stable or
                            macroeconomic environments and                improving macroeconomic environments
                            invests in companies within those             and invests in companies within those
                            countries that the portfolio manager          countries that the portfolio manager
                            believes have high capital                    believes have high capital
                            appreciation potential without                appreciation potential without
                            excessive risks.                              excessive risks.


                          o The portfolio manager strives to
                            keep the Fund diversified across
                            individual stocks and industries
                            to reduce its overall risk.
------------------------- -----------------------------------------------------------------------------------
                                      Key Differences in Principal Strategy

                          o The Emerging Markets Focus Fund invests in a
                            concentrated portfolio of companies, typically, 20
                            to 40 companies; whereas, the Emerging Asia Fund may
                            invest in more than 40 companies.
                          o The portfolio manager of the Emerging Markets Focus
                            Fund may sell stocks "short" (sell a security the
                            Fund does not own) in an effort to partially hedge
                            the Fund's other investments or to garner returns
                            from insights made from research.
                          o The Emerging Asia Fund primarily invests in the
                            stocks of Asian issuers; whereas, the Emerging
                            Markets Focus Fund invests in the stocks of
                            issuers located throughout the world.
------------------------- -----------------------------------------------------------------------------------

         The purchase and redemption arrangements of the Funds are identical. The Emerging Markets Focus Fund and the Emerging Asia Fund have the same distribution and exchange arrangements, which are discussed in Section II.B. below.

     The Manager and the Board of Trustees of each Trust believe that the proposed Reorganization is in the best interests of the Emerging Asia Fund, the Emerging Markets Focus Fund and their shareholders, and that the interests of existing shareholders of the Emerging Asia and Emerging Markets Focus Funds will not be diluted as a result of the proposed Reorganization. See Section II.D. below.

     The Manager will pay the costs of the Reorganization, the Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Manager and the Board of Trustees of each Trust may also solicit proxies, without special compensation, by telephone, facsimile or otherwise.

C.   RISK FACTORS

     Investments in the Funds are subject to substantially similar risks, as they are both exposed to the types of risks inherent with investments in emerging markets. However, as noted above, the Emerging Markets Focus Fund typically invests in a concentrated portfolio of 20 to 40 companies. Accordingly, the value of an investment in the Emerging Markets Focus Fund will vary more in response to developments of changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities. Additionally, because the Emerging Markets Focus Fund may engage in short sales, investors in the Fund may be exposed to additional risks because short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See Section II.C. below.

------------------------- ----------------------------------------- -----------------------------------------
                          EMERGING ASIA FUND                        EMERGING MARKETS FOCUS FUND
------------------------- ----------------------------------------- -----------------------------------------
Principal Risks           o By investing in stocks, the Fund may    o By investing in stocks, the Fund may
                            expose you to certain risks that          expose you to certain risks that
                            could cause you to lose money,            could cause you to lose money,
                            particularly a decline in a holding's     particularly a decline in a holding's
                            share price or an overall decline in      share price or an overall decline in
                            the stock market.                         the stock market.
                          o The Fund's volatility may be            o The risks of investing in
                            magnified by its concentration in         emerging markets are considerable.
                            Asian markets, as they tend to be         Emerging stock markets tend to be
                            much more volatile than the U.S.          much more volatile than the U.S.
                            market due to relative immaturity and     market due to relative immaturity and
                            occasionally instability. For             occasional instability. In the past
                            example, the economies of emerging        many emerging markets restricted the
                            countries may be predominantly based      flow of money into or out of their
                            on only a few industries or on            stock markets, and some continue to
                            revenue from particular commodities       impose restrictions on foreign
                            and international aid. Some emerging      investors.
                            Asia countries have restricted the      o The economies of emerging
                            flow of money into or out of the          countries may be predominantly based
                            country.                                  on only a few industries or on
                          o Emerging markets in general               revenue from particular commodities
                            tend to be less liquid and offer less     and international aid. Most of the
                            regulatory protection for investors.      securities in which the Fund invests
                            Most of the securities in which the       are denominated in foreign
                            Fund invests are denominated in           currencies, whose values may decline
                            foreign currencies, whose value may       against the U.S. dollar.
                            decline against the U.S. dollar.        o Because the Fund invests a larger
                                                                      percentage of its assets in
                                                                      fewer countries, the value
                                                                      of an investment in the Fund may
                                                                      be more volatile and subject to
                                                                      higher risks than investments
                                                                      in other general emerging markets mutual
                                                                      funds or foreign-stock mutual funds.
------------------------- -----------------------------------------------------------------------------------
                                    Key Differences in Principal Risks
                          o Because the Emerging Markets Focus Fund typically
                            invests in 20 to 40 companies, the value of an
                            investment in the Fund will vary more in response to
                            developments or changes in the market value
                            affecting particular stocks than will an investment
                            in a diversified mutual fund investing in a greater
                            number of securities; accordingly, the value of an
                            investment in the Fund will vary more than that of a
                            diversified mutual fund.
                          o The Emerging Markets Focus Fund may engage in short
                            sales, which are speculative investments and will
                            cause the Fund to lose money if the value of a
                            security does not go down as the portfolio manager
                            expects.
------------------------- -----------------------------------------------------------------------------------

D.   COMPARISON OF EXPENSES

     The following table shows the comparative fees and expenses you may pay if you buy and hold shares of these Funds. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds

                                                                                          Montgomery
                                                       Montgomery        Montgomery        Emerging
                                                         Emerging         Emerging       Markets Focus
                                                          Asia          Markets Focus        Fund
                                                          Fund               Fund            ----
                                                          ----               ----          (Pro Forma
                                                     (Class R Shares)   (Class R Shares)   Combined)
Shareholder Fees (fees paid directly from your
investment)
     Redemption Fee +                                       2.00%            2.00%            2.00%
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets) ++
     Management Fee                                         1.25%            1.10%            1.10%
     Distribution/Service (12b-1) Fee                       0.00%            0.00%            0.00%
     Other Expenses                                         3.71%            3.27%            3.27%
                                                            ----             ----             ----
Total Annual Fund Operating Expenses                        4.96%            4.37%            4.37%
     Fee Reduction and/or Expense Reimbursement             (2.74%)          (2.65%)          (2.65%)
                                                            ----             ----             ----
Net Expenses                                                2.22%            1.72%            1.72%
                                                            ====             ====             ====

+Deducted from the proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Funds. $10 will be deducted from redemption proceeds sent by wire over overnight courier.

++ The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses to 1.90% (excluding Rule 12b-1 fees, interest and tax expenses) for the Emerging Asia Fund and 1.60% (excluding Rule 12b-1 fees, interest and tax expenses) for the Emerging Markets Focus Fund. The contractual limit immediately after the Reorganization will be 1.60% (excluding Rule 12b-1 fees, interest and tax expenses). This contract has a one-year term renewable at the end of each fiscal year. See Section II.B.4. for a discussion of fees reduced and expenses reimbursed that may be recouped by the Manager. Certain expenses, which are required to be excluded from the calculation of the expense limit, may cause each Fund's annual operating expenses to exceed its respective operating expense limits. The expenses include: (a) interest expense incurred on (i) borrowing under a line of credit used to meet shareholder redemption requests or (ii) other borrowings and (b) commissions, duties and capital-gains taxes imposed on the sale of securities in certain foreign countries.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, assuming a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the Funds' actual expenses or returns.

Fund                                                     1 Year     3 Years         5 Years       10 Years
====================================================== ========== ============== ============== =============
Emerging Asia Fund (Class R shares)                       $494        $1,405         $2,473         $3,932
------------------------------------------------------- --------- -------------- -------------- -------------
Emerging Markets Focus Fund (current Class R shares)      $436        $1,320         $2,212         $3,604
------------------------------------------------------- --------- -------------- -------------- -------------
Emerging Markets Focus Fund (pro forma Class R shares)    $436        $1,320         $2,212         $3,604
------------------------------------------------------- --------- -------------- -------------- -------------

E.   SHARES AND VOTING

     The Montgomery Funds is a Massachusetts business trust and is registered with the SEC as an open-end management investment company and currently has nineteen operating series, or funds, including the Emerging Asia Fund. The Montgomery Funds II is a Delaware business trust and is registered with the SEC as an open-end management investment company and currently has five operating series, or funds, including the Emerging Markets Focus Fund. Each Fund of the Trusts has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions.

     The Emerging Asia Fund has one authorized and issued class of shares: Class R shares. The Emerging Markets Focus Fund has four authorized and issued classes of shares, each with its own fee and expense structure: Class R shares, Class A shares, Class B shares and Class C shares.

     The Class R shareholders of the Emerging Asia Fund will receive Class R shares of the Emerging Markets Focus Fund in exchange for their shares if the Reorganization is approved and completed.

     Each whole or fractional share of the Emerging Asia Fund is entitled to one vote or corresponding fraction at the Meeting. At the close of business on April 30, 2002, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), there were 1,424,066.839 shares outstanding held by 1,283 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

     All shares represented by each properly signed proxy received before the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to The Montgomery Funds, by submission of a later-dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The presence in person or by proxy of shareholders entitled to cast 40% of the votes entitled to be cast at the Meeting will constitute a quorum. Approval of the proposal will require the affirmative vote of a majority of the outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), The Montgomery Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the meeting.


     Proxies may be voted by mail or electronically by internet or telephone. If voted electronically, the Emerging Asia Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Broker non-votes and abstentions do not constitute a vote "for" and effectively result in a vote "against."

     As of the Record Date, the Emerging Asia Fund's and the Emerging Markets Focus Fund's shareholders of record and, to the Trusts' respective knowledge, beneficial owners who owned more than five percent of those Funds' Class R shares are as follows:

                                                                             Percentage of the Fund's
                                                      Number of Shares              Outstanding
                                                           Owned                  Class R Shares
-------------------------------------------------- ----------------------- ------------------------------
Emerging Asia Fund
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104-4122                    477,678.067                   33.57%
-------------------------------------------------- ----------------------- ------------------------------
National Investor Services Corp.                         89,899.717                    6.32%
For the Exclusive Benefit of Our Customers
53 Water Street, 2nd Floor
New York, New York 10041-0028
================================================== ======================= ==============================
Emerging Markets Focus Fund
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104-4122                    398,358.363                   49.60%
-------------------------------------------------- ----------------------- ------------------------------
State Street Bank & Trust Co.
Customer IRA A/C Gordon A. Cox
543 Gaylord Street
Denver, Colorado 80206-3716                              97,390.751                   12.13%
-------------------------------------------------- ----------------------- ------------------------------
James L. Broadhead                                       73,288.441                    9.13%
962 Lake House Dr.
North Palm Beach, Florida 33408-3357

     The officers and Trustees of each Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each Fund as of the Record Date.

                                II. THE PROPOSAL

A.   DESCRIPTION OF THE PROPOSED REORGANIZATION

     1.   The Reorganization
          ------------------

     If the Reorganization is approved, on the Effective Date the Emerging Markets Focus Fund will acquire substantially all of the assets and liabilities of the Emerging Asia Fund. At that time, the Emerging Markets Focus Fund will issue to the Emerging Asia Fund that number of Class R Shares of the Emerging Markets Focus Fund, determined by dividing the value of the net assets of the Class R Shares of the Emerging Asia Fund so transferred by the net asset value of one Class R Share of the Emerging Markets Focus Fund. The net asset value of the Emerging Markets Focus Fund and the net asset value of the Emerging Asia Fund will be calculated at the close of business on the date immediately preceding the Effective Date (the "Valuation Date") in accordance with the Funds' valuation procedures described in the Trusts' Combined Prospectus dated October 31, 2001.

     At the same time as that asset transfer, the Emerging Asia Fund will distribute the Emerging Markets Focus Fund Shares it receives pro rata to each remaining shareholder of the

Emerging Asia Fund based on the percentage of the outstanding shares of the Emerging Asia Fund held of record by that shareholder on the Valuation Date. For example, on June 30, 2001, the value of the aggregate net assets of the Emerging Asia Fund was approximately $13,658,000. The Class R shares of the Emerging Asia Fund were valued at $7.95 per share. The net asset value of each Class R share of the Emerging Markets Focus Fund was $14.00. Therefore, if the Effective Date had been June 30, 2001, the Emerging Asia Fund would then have redeemed each of its then outstanding Class R shares in exchange for 0.568 Class R share of the Emerging Markets Focus Fund.

     This distribution of Class R shares of the Emerging Markets Focus Fund to the Emerging Asia Fund's shareholders will be accomplished by the establishment of accounts on the Emerging Markets Focus Fund's share records in the names of those shareholders, representing the respective pro rata number of Emerging Markets Focus Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the Emerging Markets Focus Fund Shares will not be issued to the Emerging Asia Fund's shareholders.

     Immediately following the Emerging Asia Fund's pro rata liquidating distribution of the Emerging Markets Focus Fund Shares to the Emerging Asia Fund shareholders, the Emerging Asia Fund will liquidate and terminate.

     Completion of the Reorganization is subject to approval by the shareholders of the Emerging Asia Fund. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees of each Trust.

     The Manager will pay all costs and expenses of the Reorganization, including those associated with the Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Meeting.

     The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are fully set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

     2.   Effect of the Reorganization
          ----------------------------

     If the Reorganization is approved by the Emerging Asia Fund's shareholders and completed, shareholders of the Emerging Asia Fund as of the Effective Date will become shareholders of the Emerging Markets Focus Fund. The total net asset value of the Emerging Markets Focus Fund Shares held by each shareholder of the Emerging Asia Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the Emerging Asia Fund shares held by that same shareholder immediately before completion of the Reorganization.

     On or before the Effective Date, the Emerging Asia Fund intends to distribute all of its then-remaining net investment income and realized capital gains.

     After the Reorganization, the investment adviser for the Emerging Markets Focus Fund will continue to be Montgomery Asset Management, LLC. Funds Distributor, Inc. will continue to be the Emerging Markets Focus Fund's distributor. The Emerging Markets Focus Fund will continue to be managed in accordance with its existing investment objective and policies.

     3.   Federal Income Tax Consequences
          -------------------------------

     As noted above, the reorganization would not cause you to recognize any gains or losses on your shares in the Emerging Asia Fund. It is anticipated that the tax capital loss carryforwards of Emerging Asia Fund will carry over to the Emerging Markets Focus Fund subsequent to the reorganization; however, the operation of the loss limitation rules may severely restrict or potentially eliminate the availability of these losses for the future benefit.

     As a condition to closing the Reorganization, the Emerging Asia Fund and the Emerging Markets Focus Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the Emerging Asia Fund and the Emerging Markets Focus Fund, substantially to the effect that, for federal income tax purposes: (a) the transfer by the Emerging Asia Fund of substantially all of its assets and liabilities to the Emerging Markets Focus Fund solely in exchange for the Emerging Markets Focus Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the Emerging Asia Fund upon the transfer of substantially all of its assets to the Emerging Markets Focus Fund in exchange solely for the Emerging Markets Focus Fund Shares; (c) no gain or loss will be recognized by the Emerging Markets Focus Fund on receipt of the Emerging Asia Fund's assets in exchange for the Emerging Markets Focus Fund Shares; (d) the aggregate tax basis of the assets of the Emerging Asia Fund in the hands of the Emerging Markets Focus Fund is, in each instance, the same as the basis of those assets in the hands of the Emerging Asia Fund immediately before the transaction; (e) the holding period of the Emerging Asia Fund's assets in the hands of the Emerging Markets Focus Fund includes the period during which the assets were held by the Emerging Asia Fund;
(f) no gain or loss is recognized to the shareholders of the Emerging Asia Fund upon the receipt of the Emerging Markets Focus Fund Shares solely in exchange for the Emerging Asia Fund's shares; (g) the basis of the Emerging Markets Focus Fund Shares received by the Emerging Asia Fund shareholders is, in each instance, the same as the basis of the Emerging Asia Fund shares surrendered in exchange therefor; and (h) the holding period of the Emerging Markets Focus Fund Shares received by the Emerging Asia Fund shareholders includes the holding period during which shares of the Emerging Asia Fund were held, provided that those shares were held as a capital asset in the hands of the Emerging Asia Fund shareholders on the date of the exchange. The Trusts do not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization, and one is not required.

     4.   Description of the Emerging Markets Focus Fund Shares
          -----------------------------------------------------

     Each Emerging Markets Focus Fund Share issued to Emerging Asia Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Emerging Markets Focus Fund Share will represent an equal interest in the assets of the Emerging Markets Focus Fund. The Emerging Markets Focus Fund Shares will be sold and redeemed based upon the net asset value of the Emerging Markets Focus Fund next determined after receipt of the purchase or redemption request, as described in the Emerging Markets Focus Fund's Prospectus.

     5.   Capitalization
          --------------

     The capitalization of the Funds as of December 31, 2001, and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

                                                 Emerging Markets   Emerging Markets Focus
                           Emerging Asia Fund     Focus Fund        Fund (Pro Forma Combined)
                           ------------------- ------------------  ---------------------------
Aggregate net assets          $12,023,137         $9,079,510          $21,102,647
-------------------------- ------------------- ------------------  ---------------------------
Shares outstanding*
-------------------------- ------------------- ------------------  ---------------------------
   Class R Shares             1,544,424           677,765             1,568,897
-------------------------- ------------------- ------------------  ---------------------------
Net asset value per share:
-------------------------- ------------------- ------------------  ---------------------------
   Class R Shares             $7.73               $13.40              $13.40
-------------------------- ------------------- ------------------  ---------------------------
 * Each Fund is authorized to issue an indefinite number of shares.

B.   COMPARISON OF THE FUNDS
     -----------------------

     A brief comparison of the Funds is set forth below. See Section II.F. for more information.

     1.   Investment Objective and Principal Strategy
          -------------------------------------------

         Emerging Asia Fund
         ------------------

     The investment objective of the Emerging Asia Fund is long-term capital appreciation. The Fund invests in companies based or operating primarily in developing economies of Asia. Under normal conditions, the Fund invests primarily in the stocks of companies that are based or operate mainly in developing Asian countries: Bangladesh, China/Hong Kong (considered a single emerging Asia country), India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea and Sri Lanka.

     The Fund typically invests in at least three emerging Asia countries at all times, with no more than one-third of its assets in any one country. The five exceptions are China/Hong Kong, India, Malaysia, South Korea and Taiwan, in which the Fund may invest more than one-third and up to substantially all of its assets.

     The Fund's strategy is to identify potential investments in the Asian markets by conducting in-depth financial reviews and on-site analysis of companies and countries in that region. The portfolio manager frequently travels to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.

         Emerging Markets Focus Fund
         ---------------------------

     The investment objective of the Emerging Markets Focus Fund is long-term capital appreciation. The Fund invests in a concentrated portfolio of companies based or operating primarily in developing economies through the world. Under normal conditions, the Fund concentrates its investments in 20 to 40 companies. The Fund normally invests primarily in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its total assets in a single emerging market.

     The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

     2.   Investment Restrictions
          -----------------------

     Both the Emerging Markets Focus Fund and the Emerging Asia Fund have identical fundamental investment restrictions, which cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Neither the Emerging Markets Focus Fund nor the Emerging Asia Fund may:

          (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

          (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in the Combined Statement of Additional Information, (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

          (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions, in an amount not exceeding 1/3 of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

               (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

          (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the Investment Company Act.)

          (5) Buy or sell real estate or commodities or commodity contracts; however the Fund, to the extent not otherwise prohibited in the Combined Prospectus or Combined Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Combined Statement of Additional Information.

          (6) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Combined Prospectus or Combined Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

          (7) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by the Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, and changes in relevant SEC interpretations).

          (8) Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

          (9) Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial
Classifications.

          (10) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from
(a) making any
permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

          (11) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, acquire or dispose of put, call, straddle or spread options unless (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets. (This is an operating policy which may be changed without shareholder approval.)

          (12) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

          (13) Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy which may be changed without shareholder approval.)

          (14) Invest in commodities, except for futures contracts or options on futures contracts if the investments are (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by each Board of Trustees of the Trusts, and notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

     3.   Comparative Performance Information
          -----------------------------------

     The chart below shows the risks of investing in each Fund and how each Fund's total return has varied from year-to-year. The table compares each Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

Emerging Asia Fund
Class R Shares*
---------------------------------------------------
  1997       1998       1998        2000       2001
  ----       ----       ----        ----       ----
-20.30%    -14.72%     56.00%     -30.99%     -2.77%
---------------------------------------------------
          2002 Return Through 3/31/02:  5.87%
---------------------------------------------------
*During the period described above in the bar chart, the Emerging Asia Fund's best quarterly return was 61.16% (Q2 1999) and its worst quarter was -38.16% (Q4
1997).



Emerging Markets Focus Fund
---------------------------------------------------
Class R Shares**
  1998       1999        2000        2001
  ----       ----        ----        ----
-20.76%     122.38%     -17.23%     -3.75%
---------------------------------------------------
     2002 Return Through 3/31/02:  8.35%
---------------------------------------------------

** During the period described above in the bar chart, the Emerging Markets Focus Fund's best quarterly return was 44.29% (Q4 1999) and its worst quarterly return was -22.71% (Q3 2001).

                     Average Annual Returns through 12/31/01

Emerging Asia Fund - Class R                                     1 Year               Inception
--------------------------------------------------------------------------------------------------
Before Taxes                                                       -2.77%               -5.01%(1)
--------------------------------------------------------------------------------------------------
After Taxes on Distributions (3)                                   -2.77%               -6.16%
--------------------------------------------------------------------------------------------------
After Taxes on Distributions and Sale of Fund Shares (3)           -1.69%               -4.35%
--------------------------------------------------------------------------------------------------
MSCI All-Country Asia Free (ex-Japan) Index                        -3.84%               -9.91%(1)
==================================================================================================
Emerging Markets Focus Fund - Class R                              -3.75%                8.85%(2)
--------------------------------------------------------------------------------------------------
After Taxes on Distributions (3)                                   -4.04%               -8.37%
--------------------------------------------------------------------------------------------------
After Taxes on Distributions and Sale of Fund Shares (3)           -2.28%               -6.99%
--------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                                   -2.37%               -4.22%(2)
--------------------------------------------------------------------------------------------------

(1)  Calculated from 9/30/96
(2)  Calculated from 12/31/97
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and no not reflect the impact of state ad local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

     Below is a discussion of the factors that materially affected the performance of the Emerging Markets Focus Fund and the Emerging Asia Fund during the period of July 1, 2001 through December 31, 2001. The Annual Report for the Emerging Markets Focus Fund and the Emerging Asia Fund contains a discussion of the factors that materially affected the performance of the those Funds during the period of July1, 2000 through June 31, 2001. The Annual Report is available without charge by writing to the Trusts at 101 California Street, 35th Floor, San Francisco, California 94111, by calling (800) 572-FUND [3863], or by accessing them on our website at www.montgomeryasset.com.

Emerging Markets Focus Fund

Q:  How did the Fund perform during the six-month period?
A. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returning -3.54%, versus -0.74% for the bench-mark. A year in which market expectations swung from deep pessimism to extreme optimism culminated in a fourth-quarter rally that pushed equities to highs not seen since before the terrorist attacks on 9/11/01. Strong fourth-quarter numbers were not enough to offset the difficulties experienced in the third, however, which explains the Fund's underperformance for the six-month period.

Q.  Which sectors or holdings had an impact on performance?
A. Our third-quarter holdings in Mexico detracted from performance, due to the Mexican economy's heavy reliance on the state of U.S. consumer and business spending. Therefore, in the fourth quarter we shifted strategic weightings in the Fund out of Mexico and into South Korea. After weathering a financial crisis in Turkey earlier in the year, we were faced with another, this time in South Africa, which also affected performance.

The most obvious beneficiaries of the fourth-quarter rebound were large-cap tech stocks. Our weightings in South Korea and Taiwan did well, as most of the region's high-quality technology companies are based in those two countries. Familiar names such as Samsung Electronics and Taiwan Semiconductor Manufacturing surged as signs of a rebound emerged in the U.S. economy.

We believe that the macroeconomic forces that pushed many tech stocks higher at the close of 2001 will continue in 2002. Consequently, we are positive regarding China and other northern Asian economies, despite the decline of one of our largest holdings - China Mobile - due to disappointing earnings. We will maintain an underweight position in Southeast Asian economies until fundamentals improve, while increasing positions in Taiwan, South Korea and China. The Fund is currently market-neutral in financials, but we are interested in that sector's attractiveness in Mexico, where the lending market is poised to grow significantly as the economy continues to develop. We believe that our concentrated strategy will allow us to focus assets on those companies and countries that are poised for growth going forward.

Q.  What is your outlook going forward?
A. With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asian, China should emerge as a more powerful trading partner with full membership in the

World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asian, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

We have added to positions in Russia's Lukoil and Brazil's Petroleo Brasileiro. Metals stocks, specifically steel and platinum, are two areas in which we believe upside potential exists. Korea's Pohang Iron & Steel has been added to the portfolio, as have South Africa's Anglo American Platinum and Impala Platinum.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to stay low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. Although we believe that improved conditions may allow for a continuation of the gains we witnessed in the fourth quarter, volatility will most likely continue until investors can gain more clarity regarding the strength of the market recovery.

Emerging Asia Fund

Q: How did the Fund perform during the six-month period ended December 31, 2001?
A: A turbulent year in the emerging markets was capped off by a powerful fourth-quarter rally that pulled many stocks out of the downward drift that had characterized activity over the previous three quarters. Although the Fund was able to deliver strong relative and absolute returns during the rally, due to the previous quarter's weakness it underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index, returning -2.77%, versus a return of 3.31% for the index. Although 2001 was generally a difficult year for many emerging markets investors, we are encouraged by the improvement in sentiment going into 2002.

Q: What sectors or holdings underperformed?
A: A crackdown on market speculators in China pushed that country's broader indices lower during the third quarter. Due to our positive long-term outlook on China, the Fund has a significant presence that felt the impact of this development. Some of our largest holdings, such as China Mobile, were hurt, and disappointing earnings also pressured the stock toward the close of the year.

Hong Kong was also weak, suffering from an overvalued currency that is prolonging the country's recession. This was evident in the performance of Hong Kong's property stocks; both Cheung Kong and Hutchison Whampoa were victims of declining real-estate values as the country's economic contraction lingered. Despite these poor conditions, the Fund holds approximately two-thirds of its investments in northern Asia, with Taiwan, Hong Kong and Korea all well represented, but roughly in line with the benchmark.

Q: Which sectors or holdings helped performance?
A: Exposure to South Korea and Taiwan was the primary driver behind the Fund's gains over the later portion of the year. As has been the case many times in the past, technology and telecommunications stocks in these two countries provided market leadership. Large-cap companies such as Samsung Electronics and Taiwan Semiconductor Manufacturing surged, as signs of a rebound in the U.S. economy emerged. In Hong Kong, HSBC Holdings was one of the Fund's top non-technology performers; with the stock's strong global financial presence, we are optimistic about its position going into 2002. Moreover, with interest rates likely to be moving lower throughout 2002, other fundamentally strong financial holdings may be added to the portfolio.

We were underweighted in Southeast Asian markets during the period, which helped the Fund's performance. As China continues to develop, we believe that conditions may become more challenging for many of the region's marginal economies. We will most likely maintain underweight or zeroed-out positions in Indonesia and the Philippines.

Q: What is your outlook going forward?
A: As we look toward 2002, growth projections for the global economy have improved significantly from those of just a few months ago. With similar conditions currently influencing Europe, global demand should accelerate in 2002, lending support to equities in many of Asia's emerging markets. The entry of China into the World Trade Organization (WTO) should have a powerful and long-lasting effect on local trading partners and the developed world. Competing economies will likely be challenged to keep pace with China's economic weight, while those that have close ties with the country, such as Taiwan, should benefit greatly from the gradual opening of the world's most populous economy.

Our outlook for the economy in 2002 is for moderate growth in the United States and a reacceleration in activity throughout the world. This will be crucial to any follow-through for additional investment in new technologies, which is important to the performance of tech stocks in the emerging Asia countries. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as activity in the US and Europe accelerates; yet volatility will most likely continue until Asian markets gain more clarity into the strength of any recovery.

     4.   Advisory Fees and Other Expenses
          --------------------------------

     The Manager serves as investment adviser to both Funds pursuant to Investment Management Agreements between the Manager and each Trust, both dated July 31, 1997. The contractual management fee rate for the Emerging Markets Focus Fund is lower than the effective rate for the Emerging Asia Fund. The Emerging Markets Focus Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.10% of the first $250 million of the average daily net assets of the Emerging Markets Focus Fund, plus 1.00% for average daily net assets of the next $250 million, plus 0.90% of net assets over $500 million. The Emerging Asia Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.25% for the first $500 million of the average daily net assets, plus 1.10% of net assets of the next $500 million, plus 1.00% of net assets over $1 billion.

     The total annual expense limitation of the Emerging Markets Focus Fund (1.60%) is lower than that of the Emerging Asia Fund (1.90%). The Manager agreed to those expense limitations (excluding interest and tax expenses and Rule 12b-1 fees) under a contract with a one-year term renewable at the end of each fiscal year. Each Fund is required to reimburse the Manager for any reductions in the Manager's fee or its payment of expenses only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. As part of the Reorganization, the Manager will retain the annual expense limitation on the Emerging Markets Focus Fund to 1.60%.

     For the fiscal year ended June 30, 2001, the Emerging Markets Focus Fund paid the Manager management fees of approximately $11,669 and the Emerging Asia Fund paid the Manager management fees of approximately $120,218. Additional fees payable may have instead been waived by the Manager, but may be subject to reimbursement by the respective Funds after the Reorganization occurs, provided that reimbursement is effected within three years after the original reduction and the reimbursement can be achieved within the applicable expense limit. The Manager acknowledges that there may be a greater potential for it to be reimbursed for the deferred management fee and absorbed expenses after the Reorganization occurs. The Trustees considered this matter prior to approving the Reorganization and concluded that the benefits to the existing shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund as a result of the Reorganization, such as a lower annual expense limitation, outweigh the potential financial benefit to the Manager. See Section II.D. below.

     5.   Portfolio Managers
          ------------------

     The investment manager of both Funds is Montgomery Asset Management, LLC. Founded in 1990, the Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of March 31, 2002, the Manager managed approximately $2.5 billion on behalf of some 150,000 investors in The Montgomery Funds.

     Frank Chiang is the portfolio manager of the Emerging Asia Fund and Josephine Jimenez is the portfolio manager of the Emerging Markets Focus Fund. Ms. Jimenez will continue to be the portfolio manager of the Emerging Markets Focus Fund after the reorganization. The investment experience of Mr. Chiang and Ms. Jimenez is described below.

     FRANK CHIANG, Portfolio Manager for the Montgomery Emerging Asia Fund. Mr. Chiang joined Montgomery in 1996, managing the Montgomery Emerging Asia Fund since its inception. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

     JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager for the Montgomery Emerging Markets Focus Fund. Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University.

     6.   Distribution and Shareholder Services
          -------------------------------------

     Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as the Funds' distributor and principal underwriter in a continuous public offering of the Funds' shares. The Distributor does not impose any sales charge on purchases of Class R shares.

     The Class R shares of the Emerging Markets Focus Fund to be issued in the Reorganization will not be subject to any sales charge. No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.

     7.   Purchase, Redemption and Exchange Procedures
          --------------------------------------------

     Summary

     To open a new account, a New Account application must be completed ($2,500 minimum for regular accounts and $1,000 for IRAs), or complete an application online by accessing www.montgomeryfunds.com ($1,000 minimum). The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Trade requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled. Checks should be made payable to: The Montgomery Funds.

     Once an account is established, you can:

     o Buy, sell or exchange shares online. Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

     o Buy, sell or exchange shares by phone. Contact The Montgomery Funds at 800.572.FUND [3863]. Press 1 for a shareholder service representative, or press 2 for the automated Montgomery Star System.

     o Buy or Sell shares by wiring funds

         To:             State Street Bank and Trust Company - ABA #101003621

         For:            DST Systems, Inc. - Account #7526601
                         Attention: The Montgomery Funds

         For Credit to:  [shareholder(s) name], [shareholder(s) account number],
                         [Montgomery Fund name]

     o Buy or sell shares by mail. Mail buy/sell order(s) with your check

         By regular mail:     The Montgomery Funds
                              c/o DST Systems, Inc.
                              P.O. Box 219073
                              Kansas City, MO 64121-9073

         By express or
         overnight service:   The Montgomery Funds
                              c/o DST Systems, Inc.
                              210 West 10th Street, 8th Floor
                              Kansas City, MO 64105-1614

     To Open a New Account

     Online. Visit www.montgomeryfunds.com to print out an application or to exchange at least $1,000 from an existing account into a new account.

     By Phone. To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

     By Wire. Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account. See "Buy or sell shares by wiring funds," above. Please note that your bank may charge a wire transfer fee.

     By Mail. Send your signed, completed application, with a check payable to The Montgomery Funds to the appropriate address (see "Buy or sell shares by mail" above). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

     Foreign Funds. Several Montgomery Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

     Trading Times. Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

     Buying Additional Shares

     Online. To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit www.montgomeryfunds.com to create a PIN for accessing your account(s). You can purchase up to $25,000 per day in additional shares of any Fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account within two days of your purchase.

     By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572.FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

     o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

     o    Send us a check by overnight or second-day courier service.

     o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder."

     By Wire. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Buy or Sell Shares by Wiring Funds."

     By Mail. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

     Exchanging Shares

     You may exchange Class R shares in one Fund for Class R shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $1,000 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863] or through our online Account Access area at www.montgomeryfunds.com. We will process your exchange order at the next-calculated NAV.

     You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

     Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

     We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

     We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways. Redemption fees may apply to exchanges or redemptions out of some Funds.

     Selling Shares

     You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.

     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

     o For shares sold by wire, a $10 wire transfer fee that will be deducted directly from the proceeds.

     o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

     In accordance with the rules of the Securities and Exchange Commission
(SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

     Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

     By Internet or Phone. You may accept or decline Internet or telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through www.montgomeryfunds.com, through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our Internet or phone transaction policies, see "Other Policies" below.

     By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.

     Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific time.

     Redemption Fee. The redemption are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the NAV of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

     Other Account Information

     We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

     From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $1,000 in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserve the right to close or liquidate a Fund at their discretion.

     How Fund Shares Are Priced

     How and when we calculate the Funds' price or NAV determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

     We calculate the NAV of each Montgomery Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. An exception applies as described below. Additionally, the Funds may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

         o Foreign Funds. The Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

     Manage Your Account(s) Online

     Our Account Access area offers free, secure, around-the-clock access to your Montgomery Funds account(s). At www.montgomeryfunds.com shareholders can:

     o Check current account balances      o View tax summaries
     o Buy, exchange or sell shares        o Change address of record
     o View the most recent account        o Consent for electronic delivery of
       activity and up to 160 records of      regulatory documents such as
       account history within the past two    prospectuses and annual reports
       years

     o View statements                     o Reorder checkbooks

     o Order duplicate statements and tax
       forms

     Access your account(s) online today: Simply click on the Account Access tab and follow the simple steps to create a secure Personal Identification Number
(PIN). It takes only a minute.

     For your protection this secure area of our site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.

     Other Policies

     Minimum Account Balances. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $1,000. If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

     Expense Limitations. Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

     Uncashed Redemption Checks. If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

     Transaction Confirmation. If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

     Buying And Selling Shares Through Securities Brokers And Benefit Plan Administrators. You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

     Internet and Telephone Transactions

     By buying or selling shares over the Internet or the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet or telephone transaction privileges.

         The shares you purchase over the Internet or by phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

     Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

     o    Recording certain calls

     o Requiring an authorization number or other personal information not likely to be known by others

     o    Sending a transaction confirmation to the investor

     The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

     An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Funds, to receive certain shareholder information electronically or otherwise to interact with the Funds.

     We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

     Shareholders may experience delays in exercising Internet and/or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request using the automated Star System, via overnight courier or by telegram. You may discontinue Internet or telephone privileges at any time.

     Tax Withholding Information

     Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

     8.   Income Dividends, Capital Gains Distributions and Taxes
          -------------------------------------------------------

     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year, if any. Both Funds currently intend to make one or, if necessary to avoid the imposition of tax on a Fund, more distributions during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one-year period ended October 31 of each calendar year. Another distribution of any undistributed capital gains may also be made following the Funds' fiscal year end (June 30 for both Funds).

     Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

     9.   Portfolio Transactions and Brokerage Commissions
          ------------------------------------------------

     The Manager is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for each Fund's portfolio transactions, the Manager's primary consideration is to obtain the most favorable price and execution available although the Manager also may consider a securities broker-dealer's sale of

Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. Each Fund may pay to those securities broker-dealers who provide brokerage and research service to the Manager a higher commission than that charged by other securities broker-dealers if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager and to any other accounts over which the Manager exercises investment discretion.

     10.  Shareholders' Rights
          --------------------

     The Montgomery Funds is a Massachusetts business trust and The Montgomery Funds II is a Delaware business trust. Because the Emerging Asia Fund is a series of The Montgomery Funds and the Emerging Markets Focus Fund is a series of The Montgomery Funds II, their operations are governed by each Trust's Declaration of Trust and By-laws and the applicable laws of Massachusetts and Delaware.

     The Funds normally will not hold meetings of shareholders except as required under the Investment Company Act, Massachusetts law, and Delaware law. However, shareholders holding 10% or more of the outstanding shares of a Fund may call meetings for the purpose of voting on the removal of one or more of the Trustees.

     Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, with each shareholder of each Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Board of Trustees' selection of the Funds' independent accountants.

C.   RISK FACTORS

     Both the Emerging Markets Focus Fund and the Emerging Asia Fund invest in companies that are based or operate primarily in countries with emerging markets. In addition to the risks generally associated with investing in stocks, such as a decline in a holding's share price or an overall decline in the stock market as a result of day-to-day fluctuations with movements in the stock market, in response to the activities of individual companies or otherwise, the risks of investing in emerging markets are considerable.

     Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Emerging markets in general tend to be less liquid and offer less regulatory protection for investors. Most of the securities invested in are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because a larger percentage of investments are made in fewer countries, the value of an investment may be more volatile and subject to higher risks than more diversified investments in other general emerging markets mutual funds or foreign-stock mutual funds in a greater number of securities.

     Unlike the Emerging Asia Fund, the Emerging Markets Focus Fund typically invests in a concentrated portfolio of 20 to 40 companies. Accordingly, the value of an investment in the Emerging Markets Focus Fund will vary more in response to developments of changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities. Additionally, because the Emerging Markets Focus Fund may engage in short sales, investors in the Fund may be exposed to additional risks because short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See the Combined Prospectus and Statement of Additional Information for more information on the risks of the Emerging Markets Focus Fund.

D.   RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of each Trust (including a majority of the disinterested Trustees), after due consideration, has unanimously determined that the Reorganization is in the best interests of the shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund and that the interests of the existing shareholders of the Emerging Asia and Emerging Markets Focus Funds would not be diluted thereby.

     Specifically, the Board of Trustees of each Trust noted that the management fee and the annual expense limitation for the Emerging Markets Focus Fund are lower than those of the Emerging Asia Fund. Additionally, the Board of Trustees noted the efficiencies that could occur if the Funds' assets were combined including, but not limited to: (i) the elimination of duplicate Fund expenses and (ii) reduction of portfolio transaction costs since the Manager would be able to trade in larger quantities due to the larger net asset base. The Board of Trustees also noted that no adverse effects are expected for the Emerging Markets Focus Fund by adding the Emerging Asia Fund's assets to it.

     The Board of Trustees of each Trust unanimously recommends that shareholders vote for the adoption of the proposal.

E.   DISSENTERS' RIGHTS OF APPRAISAL

     Shareholders of the Emerging Asia Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under the laws of Massachusetts or Delaware. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the Emerging Asia Fund at net asset value or to exchange their shares for shares of the other Funds offered by the Trusts (including the Emerging Markets Focus Fund) without charge. After the Reorganization, shareholders of the Emerging Asia Fund will hold shares of the Emerging Markets Focus Fund, which may also be redeemed at net asset value in accordance with the procedures described in the Emerging Markets Focus Fund's Prospectus dated October 31, 2001, subject to applicable redemption procedures.

F.   FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

     Further information about the Emerging Asia Fund and the Emerging Markets Focus Fund is contained in the following documents:

     o    Combined Prospectus dated October 31, 2001.

     o    Combined Statement of Additional Information also dated October 31,
          2001.

     o Documents that relate to the Funds are available, without charge, by writing to The Montgomery Funds at 101 California Street, 35th Floor, San Francisco, California 94111 or by calling (800) 572-FUND [3863]. A copy of the Combined Prospectus also accompanies this Combined Proxy Statement and Prospectus.

     The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and they file reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549, or by e-mailing the SEC at publicinfo@sec.gov.

G.   VOTE REQUIRED

     Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of the shares of the Emerging Asia Fund. If the shareholders of the Emerging Asia Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the Emerging Asia Fund and its shareholders, including liquidation, subject to approval by the shareholders of the Emerging Asia Fund if required by applicable law.

H.   FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for the periods ended December 31, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP except for the December 31, 2001 Semiannual Report which was not audited. Their August 13, 2001, August 18, 2000, August 18, 1999, June 11, 1999, and
August 14, 1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).


                                                         SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:
Emerging Markets Focus Fund*                    ----------------------------------------------------------------------
(Class R Shares)                                    DECEMBER 31,             JUNE 30,            MARCH 31,
                                                ----------------------------------------------------------------------
                                                        2001         2001      2000     1999(a)    1999(1)  1998(b)(1)
----------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of period                    $14.00       $16.57    $13.15     $9.63     $11.43    $10.00
Net investment income/(loss)                            0.07         0.20      0.19       0.04      0.12      0.27
Net realized and unrealized gain/(loss) on             (0.56)
   investments                                                      (2.73)     3.47       3.48     (1.76)     1.16
Net increase/(decrease) in net assets resulting
   from                                                (0.49)
   investment operations                                            (2.53)     3.66       3.52     (1.64)     1.43
Distributions:
Dividends from net investment income                   (0.11)       (0.04)    (0.16)       _       (0.16)       _
Distributions in excess of net investment income         _            _       (0.08)       _          _         _
Total distributions                                    (0.11)       (0.04)    (0.24)       _       (0.16)       _
Net asset value-end of year                            $13.40       $14.00    $16.57     $13.15     $9.63    $11.43
======================================================================================================================
Total return (2)                                       (3.54)%      (15.26)%   27.91%     36.55%   (14.04)%   14.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000s)                      $9,079       $10,156    $4,725     $2,551    $1,655    $1,789
Ratio of net investment income/(loss)
   to average net assets                               0.95%(3)      1.68%      0.66%   0.05%(3 )    1.24%     10.46%(3)
Net investment income/(loss) before deferral
   of fees by Manager                                 $(0.12)       $(0.15)    $(0.79)   $(0.10)    $(0.52)   $(0.07)
Portfolio turnover rate                                 128%          182%       264%      200%       437%        71%

Expense ratio including interest and tax expense      4.33%(3)       4.37%       6.15%    8.82%(3)    8.68%    15.34%(3)
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                  1.60%(3)      1.72%       1.62%    1.73%(3)    2.10%     2.10%(3)
Expense ratio excluding interest and tax expense       1.60%(3)      1.60%       1.60%    1.73%(3)    2.10%     2.10%(3)
----------------------------------------------------------------------------------------------------------------------

     *    Formerly named Montgomery Emerging Markets 20 Portfolio.
     (a)  For the period April 1, 1999 to June 30, 1999.
     (b) The Emerging Markets Focus Fund commenced operations on December 31, 1997.
     (1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
     (2) Total return represents aggregate total return for the periods indicated.
     (3)  Annualized.

                                                      SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:
Emerging Asia Fund                                 ------------------------------------------------------------------
(Class R Shares)                                    DECEMBER 31,                       JUNE 30,
                                                                  ----------------------------------------------------
                                                        2001         2001      2000       1999      1998      1997
----------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of period                    $7.95        $10.08    $12.21     $6.18     $18.91    $12.00

Net investment income/(loss)                           (0.06)       (0.18)    (0.68)     (0.01)     0.13     (0.01)

Net realized and unrealized gain/(loss) on
   investments                                         (0.16)       (1.95)    (0.81)      6.04     (11.74)    6.95

Net increase/(decrease) in net assets resulting
   from investment operations                          (0.22)       (2.13)    (1.49)      6.03     (11.61)    6.94

Distributions:

Dividends from net investment income                     -            -       (0.46)   (0.00)(1)   (0.17)       -

Distributions in excess of net investment income         -            -       (0.18)       -          -         -

Distributions from net realized capital gains            -            -          -         -       (0.00)(1) (0.03)

Distributions in excess of net realized capital gains    -            -          -         -       (0.95)       _

Total distributions                                      -            -       (0.64)    (0.00)(1)  (1.12)    (0.03)

Net asset value-end of year                            $7.73        $7.95     $10.08     $12.21     $6.18    $18.91
======================================================================================================================
Total return (2)                                      (2.77)%      (21.13)%  (12.56)%    97.44%   (63.45)%   57.80%
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000s)                     $12,023      $13,658    $24,843   $63,196    $24,608   $68,095

Ratio of net investment income/(loss)                                                                        (0.42)%
   to average net assets                             (0.94)%(3)    (0.53)%    (0.85)%   (0.35)%     0.22%       (3)

Net investment income/(loss) before deferral
   of fees by Manager                                 $(0.11)      $(1.11)    $(0.30)   $(0.03)    $(0.08)   $(0.02)

Portfolio turnover rate                                 11%          33%        64%       233%      154%       72%

Expense ratio including interest and tax expense      3.20%(3)      4.96%      3.09%     2.89%      2.27%    2.69%(3)

Expense ratio before deferral of fees by Manager,
   including interest and tax expense                 1.95%(3)      2.22%      2.12%     2.19%      1.91%    2.20%(3)

Expense ratio excluding interest and tax expense      1.90%(3)      1.90%      1.90%     1.90%      1.90%    1.80%(3)
---------------------------------------------------------------------------------------------------------------------

     (1)  Amount represents less than $0.01 per share.
     (2) Total return represents aggregate total return for the periods indicated.
     (3)  Annualized.

                           III. MISCELLANEOUS ISSUES

A.   OTHER BUSINESS

     The Board of Trustees of The Montgomery Funds knows of no other business to be brought before the Meeting. If any other matters come before the Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.   NEXT MEETING OF SHAREHOLDERS

     The Montgomery Funds is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. If the Reorganization is not completed, the next meeting of the shareholders of the Emerging Asia Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by The Montgomery Funds at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.   LEGAL MATTERS

     Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the Emerging Markets Focus Fund shares have been or will be passed upon for the Trust by Paul, Hastings, Janofsky & Walker LLP.

D.   EXPERTS

     The financial statements of the Montgomery Emerging Asia Fund and the Montgomery Emerging Markets Focus Fund for the fiscal year ended June 30, 2001, contained in the Trusts' 2001 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card.

                                     PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                         MONTGOMERY EMERGING ASIA FUND
                                ON JUNE 21, 2002

     The undersigned hereby appoints Johanne Castro and Jason Wood, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of The Montgomery Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Emerging Asia Fund to be held on June 21, 2002 and at any adjournment thereof.

o To approve a reorganization of the Emerging Asia Fund providing for (i) the transfer of substantially all of the assets and liabilities of the Emerging Asia Fund to the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of The Montgomery Funds II, in exchange for shares of the Emerging Markets Focus Fund (the "Emerging Markets Focus Fund Shares") of equivalent value, (ii) the pro rata distribution of those Emerging Markets Focus Fund Shares to the shareholders of the Emerging Asia Fund in full redemption of those shareholders' shares in the Emerging Asia Fund, and (iii) the immediate liquidation and termination of the Emerging Asia Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.

o To transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.

                 [_] FOR           [_] AGAINST          [_] ABSTAIN

     This proxy is solicited on behalf of the Board of Trustees and will be voted as you direct on this form. If no direction is given, this proxy will be voted FOR the proposal.

                              Dated: ___________________, 2002


                              _____________________________________________
                              Shareholder Name(s)


                              _____________________________________________
                              Signature of Shareholder(s) (if held jointly)

     When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling (800) 609-6903.

                                    EXHIBIT A

                      Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this ___ day of __________, 2002, by The Montgomery Funds ("TMF"), a Massachusetts business trust, for itself and on behalf of the Montgomery Emerging Asia Fund (the "Acquired Fund"), a series of TMF, and by The Montgomery Funds II ("TMF II"), a Delaware business trust, for itself and on behalf of the Montgomery Emerging Markets Focus Fund (the "Acquiring Fund"), a series of TMF II.

WHEREAS, TMF and TMF II desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in Section 1.3) of the Acquired Fund, in exchange for Class R shares of the Acquiring Fund (collectively, "Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing (as defined in Section 1.1), by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, all pursuant to the terms and conditions set forth in this Agreement;

WHEREAS,   it  is  intended  that  this  Agreement  be  adopted  as  a  plan  of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration for the promises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is hereby agreed as follows:

     1. REORGANIZATION OF ACQUIRED FUND

     1.1 Transfer, Payment and Distribution. Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets as set forth in Section 1.2 (the "Fund Assets") to the Acquiring Fund, and the Acquiring Fund shall assume the Stated Liabilities (as defined in Section 1.3) and deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing (a) the net asset value of the Fund Assets net of the Stated Liabilities ("Net Asset Value"), computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2. Such transfer, assumption and delivery shall take place at the closing provided for in Section 3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in Section 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

     1.2  Fund Assets.
          -----------

          (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date (as defined in Section 3.1).

          (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 Stated Liabilities. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of TMF and TMF II as of the Applicable Valuation Date (as defined in Section 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Distribution. Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of TMF, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the pro rata number of Acquiring Fund Shares due such Acquired Fund Investor based on the Net Asset Value per share of the Acquired Fund, computed in the manner and as of the time and date set forth in Section
     2.1. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with Section 1.l.

     1.5 Change of Registration of Shares. If any request shall be made for a change of the registration of the Acquiring Fund Shares to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

     1.6 Termination of Acquired Fund. Following the transfer of the Fund Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to Section 1.4, TMF shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of TMF is and shall remain the responsibility of TMF up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in Section 4.7.

     2. VALUATION

     2.1 Net Asset Value of Fund Assets. The Net Asset Value of the Fund Assets shall be the value of those assets, net of the Stated Liabilities, computed pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

     2.2 Net Asset Value of Fund Assets. The net asset value of each Acquiring Fund Share shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

     2.3 Valuations by Administrator. All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to TMF and to the Acquired Fund at the Closing.

     3. CLOSING(S) AND CLOSING DATE

     3.1 Closing Date. The Closing for the Reorganization shall occur on __________, 2002, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The
     Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

     3.2 Custodian Certificate. The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

     3.3 Postponement of Applicable Valuation Date. Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of TMF or TMF II, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     4. COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

     4.1 Shareholders Meeting. With respect to the Acquired Fund, TMF has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of the Acquiring Fund Shares contemplated hereby, and for TMF to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. TMF, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, the "Proxy Materials") to be used in connection with that meeting.

     4.2 Access to Information. TMF, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

     4.3 Further Assurances. Subject to the provisions hereof, TMF, on its own behalf and on behalf of the Acquired Fund, and TMF II, on its own behalf and on behalf of the Acquiring Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

     4.4 Statement of Assets and Liabilities. TMF, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

     4.5 Form N-14. TMF II, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange
     Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). TMF, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with Section 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

     4.6 Taxes. As soon after the Closing Date as is reasonably practicable, TMF, on behalf of the Acquired Fund shall (a) prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed, and (b) pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

     4.7 Regulatory Filings. Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, TMF will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

     5. REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRING FUND

TMF II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     5.1 Due Organization of TMF II. TMF II was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of TMF II and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF II 's business as currently conducted by TMF II and as described in the current prospectuses of TMF II. TMF II is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

     5.2 Registration Statement. The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.3 Not Misleading. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by TMF II with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

     5.4 No Violation. The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF II for itself and on behalf of the Acquiring Fund does not and will not (a) violate TMF II's Declaration of Trust or By-Laws, or (b) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which TMF II is a party or by which its properties or assets are bound.

     5.5 Due Issuance. All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable. The shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares.

     5.6 Due Authorization; Enforceability. The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF II, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of TMF II and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

     5.7 No Litigation. Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF II's knowledge, threatened against TMF II or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect TMF II or the Acquiring Fund's financial condition or the conduct of their business. TMF II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

     5.8 No Consents. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TMF II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TMF II for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

     5.9 Financial Statements. The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended June 30, 2001 (copies of which have been or will be furnished to TMF and the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to TMF II that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles.

     5.10 No Adverse Changes. Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this Section, neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change).

     5.11 Qualification. For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status.

     5.12 Taxes. All federal and other tax returns and reports of TMF II and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF II or the Acquiring Fund shall have been paid so far as due, and to the best of TMF II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     6. REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRED FUND

     6.1 TMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     6.2 Due Organization of TMF. TMF was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as currently conducted by TMF and as described in the current prospectuses of TMF. TMF is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

     6.3 Proxy Materials. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF II with respect to the Acquiring Fund), conforms or will conform, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.4 Not Misleading. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by TMF with respect to the Acquired Fund for use in the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF II with respect to the Acquiring Fund), the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

     6.5 No Violation. The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF for itself and on behalf of the Acquired Fund does not and will not (i) violate TMF's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which TMF is a party or by its properties or assets are bound.

     6.6 Due Issuance. All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

     6.7 Due Authorization; Enforceability. The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation of TMF and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

     6.8 No Litigation. Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, TMF knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

     6.9 No Consents. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by TMF, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by TMF for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     6.10 Financial Statements. The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the year ended June 30, 2001 (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to TMF that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles.

     6.11 No Adverse Changes. Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this Section, neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change).

     6.12 Qualification. For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status.

     6.13 Taxes. All federal and other tax returns and reports of TMF and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF or the Acquired Fund shall have been paid so far as due, and to the best of TMF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     6.14 Fund Assets. At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

     6.15 No Purpose of Distribution. The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of TMF to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by TMF II, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

     7.1 Representations and Warranties. All representations and warranties of TMF II with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 Closing Certificate. TMF II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by TMF II's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF II with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

     7.3 No Material Changes. As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to Section 4.1 and in the Proxy Materials.

     7.4 Best Interests. With respect to the Acquiring Fund, the Board of Trustees of TMF II shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of TMF II to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by TMF of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

     8.1 Representations and Warranties. All representations and warranties of TMF with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     8.2 Closing Certificate. TMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by TMF's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

     8.3 Best Interests. With respect to the Acquired Fund, the Board of Trustees of TMF shall have determined that the Reorganization is in the best interests of the Acquired Fund.

     9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

     9.1 Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TMF's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

     9.2 No Litigation. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

     9.3 Consents. All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by TMF, on behalf of the Acquired Fund, and by TMF II, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     9.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9.5 Dividends. Unless waived by the Acquiring Fund, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

     9.6 Tax Opinion. TMF and TMF II shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to both the Acquiring Fund and the Acquired Fund (and based on customary representation certificates from TMF, TMF II, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

          (a) The transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities;

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Investors in exchange for their shares of the Acquired Fund;

          (d) No gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investor will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

          (f) The tax basis of the Fund Assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 9.6.

     10. EXPENSES

     10.1 Liability for Expenses. Except as may be otherwise provided in Section 10.3, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

     10.2 Types of Expenses. The expenses payable by the Acquired Fund hereunder shall include (a) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (b) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in Section 4.1 hereof; (c) all fees and expenses related to the liquidation of the Acquired Fund; (d) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (e) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. The expenses payable by the Acquiring Fund hereunder shall include
     (v) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (w) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the

     Reorganization; (x) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (y) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (z) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date.

     10.3 Reimbursement for Expenses. Montgomery Asset Management, LLC, has agreed to reimburse the Acquired Fund for the expenses listed in items (a),
     (b), (c) (d) and (e) above. Montgomery Asset Management, LLC, has agreed to reimburse the Acquiring Fund for the expenses listed in items (v), (w),
     (x), (y) and (z) above.

     11. GENERAL

     11.1 Entire Agreement. This Agreement constitutes the entire agreement with respect to the parties and the subject matter hereof and supersedes any prior or contemporaneous understanding or arrangement, written or oral.

     11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     11.3 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.

     11.4 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TMF, acting on behalf of the Acquired Fund and by the authorized officers of TMF II, acting on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval, except that nothing in this
     Section 11.4 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

     11.5 Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For TMF, on behalf of itself and the Acquired Fund:

The Montgomery Funds
101 California Street
San Francisco, California 94111
Attention:   _________________

For TMF II, on behalf of itself and the Acquiring Fund:

The Montgomery Funds
101 California Street
San Francisco, California 94111
Attention:   _________________

With a copy to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

     11.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, Sections, subsections or Exhibits shall be construed as referring to Articles, Sections or subsections hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, Section, subsection or sentence.

     11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     11.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     11.9 Inurement. This Agreement shall bind and inure to the benefit of TMF, the Acquired Fund, and TMF II and the Acquiring Fund, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                            [signature page follows]

IN WITNESS WHEREOF, TMF and TMF each have caused this Agreement to be duly executed for themselves and on behalf of each of the Acquired Fund and the Acquiring Fund, respectively.

The Montgomery Funds,
for itself and on behalf of
the Montgomery Emerging ASIA Fund


By:
    --------------------------
    Name:
    Title:


The Montgomery Funds II,
for itself and on behalf of
the Montgomery Emerging Markets Focus Fund


By:
    --------------------------
    Name:
    Title:

                                Table of Contents

                                                                            Page
                                                                            ----

I.    INTRODUCTION.............................................................5

      A.  GENERAL..............................................................5

      B.  SUMMARY OF THE PROPOSAL..............................................5

      C.  RISK FACTORS.........................................................7

      D.  COMPARISON OF EXPENSES...............................................8

      E.  SHARES AND VOTING....................................................9

II.   THE PROPOSAL............................................................11

      A.  DESCRIPTION OF THE PROPOSED REORGANIZATION..........................11

          1.  The Reorganization..............................................11

          2.  Effect of the Reorganization....................................12

          3.  Federal Income Tax Consequences.................................13

          4.  Description of the Emerging Markets Focus Fund Shares...........13

          5.  Capitalization..................................................14

      B.  COMPARISON OF THE FUNDS.............................................14

          1.  Investment Objective and Principal Strategy.....................14

          2.  Investment Restrictions.........................................15

          3.  Comparative Performance Information.............................18

          4.  Advisory Fees and Other Expenses................................21

          5.  Portfolio Managers..............................................22

          6.  Distribution and Shareholder Services...........................23

          7.  Purchase, Redemption and Exchange Procedures....................23

          8.  Income Dividends, Capital Gains Distributions and Taxes.........31

          9.  Portfolio Transactions and Brokerage Commissions................31

          10. Shareholders' Rights............................................32

      C.  RISK FACTORS........................................................32

      D.  RECOMMENDATION OF THE BOARD OF TRUSTEES.............................33

      E.  DISSENTERS' RIGHTS OF APPRAISAL.....................................33

      F.  FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING
          FUND....... ........................................................34

      G.  VOTE REQUIRED.......................................................34

      H.  FINANCIAL HIGHLIGHTS................................................35

III.  MISCELLANEOUS ISSUES....................................................37

      A.  OTHER BUSINESS......................................................37

                                Table of Contents
                                   (continued)
                                                                            Page


      B.  NEXT MEETING OF SHAREHOLDERS........................................37

      C.  LEGAL MATTERS.......................................................37

      D.  EXPERTS.............................................................37


EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION..............................40

                    -----------------------------------------


                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF


                         MONTGOMERY EMERGING ASIA FUND

                                      INTO

                     MONTGOMERY EMERGING MARKETS FOCUS FUND

                    -----------------------------------------

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                         ------------------------------

                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND
                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 20, 2002
                     FOR REGISTRATION STATEMENT ON FORM N-14

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated May 20, 2002, which has been filed by The Montgomery Funds
II (the "Trust") in connection with a Special Meeting of Shareholders of the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of The Montgomery Funds ("TMF"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing The Montgomery Funds II at the address indicated above or by calling toll-free
(800) 572-FUND [3863].

                  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

                  Further information about the Trust, TMF, the Emerging Asia Fund, and the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of TMF II, (collectively, the "Funds") is contained in the Funds' Combined Prospectus (including other series of The Montgomery Funds and The Montgomery Funds II) dated October 31, 2001, and the Annual Report for the Funds (including other series of The Montgomery Funds and The Montgomery Funds II) for the fiscal year ended June 30, 2001. The Funds' Statement of Additional Information (including other series of The Montgomery Funds and The Montgomery Funds II), dated October 31, 2001 is incorporated by reference in this Statement of Additional Information and is available without charge by calling the Montgomery Funds toll-free at (800) 572-FUND [3863].

                  Pro-forma financial statements are attached hereto as Exhibit
A.



                                TABLE OF CONTENTS
                                                                           Page
General Information  .......................................................B-3
Exhibit A  .................................................................B-4

                               GENERAL INFORMATION

                  The shareholders of the Emerging Asia Fund are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") combining the Emerging Asia Fund into the Emerging Markets Focus Fund (and the transactions contemplated thereby). The Plan contemplates the automatic exchange of shares of the Emerging Asia Fund by the shareholders of record of the Emerging Asia Fund for shares of the Emerging Markets Focus Fund. Immediately after the Effective Date, the Emerging Asia Fund will become an underlying fund of the Emerging Markets Focus Fund. The shares of the Emerging Markets Focus Fund that will be issued and exchanged for shares of the Emerging Asia Fund held by the shareholders of the Emerging Asia Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Emerging Asia Fund held by those shareholders as of the Closing Date. Shares of the Emerging Markets Focus Fund will be represented only by book entries; no share certificates will be issued.

                  A Special Meeting of the Emerging Asia Fund's shareholders to consider the transaction will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on June 21, 2002 at 10 a.m., local time.

                  For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about the Trust, The Montgomery Funds, the Emerging Asia Fund and the Emerging Markets Focus Fund, see the Funds' Combined Statement of Additional Information, dated October 31, 2001, which is available without charge by calling the Trust at
(800) 572-FUND [3863].

                                    Exhibit A
                                    ---------
                         Pro Forma Financial Statements


The Montgomery Funds
Pro-Forma Combined Portfolio of Investments
Acquiring Portfolio: Montgomery Emerging Markets Focus Fund
Target Portfolio: Montgomery Emerging Asia Fund
As Of December 31, 2001 (Unaudited)
====================================================================================================================================
                                                                       Montgomery       Montgomery                      Montgomery
                                                                      Emerging Asia  Emerging Markets     Pro-Forma    Emerging Asia
                                                                          Fund          Focus Fund        Combined         Fund
                       Security Description                         Shares/Par Value Shares/Par Value Shares/Par Value Market Value
                       --------------------                         ---------------- ---------------- ---------------- -------------
COMMON STOCKS

Brazil
        Petroleo Brasileiro S.A. (Integrated Oil)                                  -           18,560           18,560             -
        Tele Centro Oeste Celular Participacoes S.A., ADR
          (Wireless Telecommunications)                                            -           63,100           63,100             -

China/Hong Kong
        Cheung Kong (Holdings) Ltd. (Real Estate Development)                 63,000                -           63,000       654,420
        China Everbright Ltd. (Financial Conglomerates)                      518,000                -          518,000       388,612
        China Mobile (Hong Kong) Ltd. (Wireless Telecommunications)          158,000                -          158,000       556,199
        China Mobile (Hong Kong) Ltd., Sponsored ADR*
          (Wireless Telecommunications)                                            -           19,400           19,400             -
        China Petroleum & Chemical Corporation, Class H
          (Integrated Oil)                                                   778,000                -          778,000       106,756
        China Resources Enterprises Ltd. (Food Distributors)                 394,000                -          394,000       368,850
        China Shipping Development Company Ltd. (Marine Shipping)          2,000,000                -        2,000,000       318,041
        China Unicom Ltd.* (Major Telecommunications)                              -          374,000          374,000             -
        Clear Media Ltd. (Advertising/Marketing Sercices)                    195,000                -          195,000       142,541
        CNOOC Ltd. (Oil & Gas Production)                                    260,000                -          260,000       245,071
        HSBC Holdings PLC (Financial Conglomerates)                           45,937                -           45,937       537,559
        Hutchison Whampoa Ltd. (Industrial Conglomerates)                     56,000                -           56,000       540,412
        Sun Hung Kai Properties Ltd. (Real Estate Development)                64,000                -           64,000       517,072

India
        Hindalco Industries Ltd., GDR (Aluminum)                              10,450                -           10,450       136,895
        Infosys Technologies Ltd., Sponsored ADR (Package Software)            2,500                -            2,500       154,375
        Reliance Industries Ltd., Sponsored GDR (Chemicals: Major
          Diversified)                                                        21,200                -           21,200       291,076

Korea
        Good Morning Securities Company (Investment Banks/Brokers)            32,140                -           32,140       141,480
        Hyundai Motor Company Ltd. (Motor Vehicles)                            7,260           13,200           20,460       149,250
        Kookmin Bank* (Major Banks)                                                -           13,318           13,318             -
        Korea Electric Power Corporation (Electric Utilities)                 17,790                -           17,790       295,027
        Korea Telecom Corporation (Major Telecommunications)                       -           13,100           13,100             -
        Korea Telecom Corporation, Sponsored ADR (Major
          Telecommunications)                                                 14,900                -           14,900       302,917
        Pohang Iron & Steel Company Ltd. (Steel)                                   -            3,095            3,095             -
        Pohang Iron & Steel Company Ltd., Sponsored ADR (Steel)               15,000                -           15,000       345,000
        Samsung Electro-Mechanics Company Ltd. (Electronic
          Components)                                                          5,000                -            5,000       167,367
        Samsung Electronics Company Ltd. (Electronic Equipment/
          Instruments)                                                             -            3,420            3,420             -
        Samsung Electronics Company Ltd., GDR (Electronic
          Equipment/Instruments)                                               5,000                -            5,000       575,000
        Shinhan Financial Group Company Ltd. (Regional Banks)                 12,960                -           12,960       173,823
        Shinsegae Company Ltd. (Specialty Stores)                              2,000                -            2,000       212,457
        SK Telecom Company Ltd. (Wireless Telecommunications)                  1,340                -            1,340       274,452

Malaysia
        Telekom Malaysia Berhad (Major Telecommunications)                    59,000                -           59,000       159,919
        Tenaga Nasional Berhad (Electric Utilities)                          151,000                -          151,000       425,178

Mexico
        Grupo Financiero Bancomer S.A. de C.V., Series O*
          (Regional Banks)                                                         -          480,300          480,300             -
        Wal-Mart de Mexico S.A. de C.V. (Discount Stores)                          -          109,200          109,200             -

Russia
        Lukoil Holding Company, Sponsored ADR (Integrated Oil)                     -            7,900            7,900             -
        Mobile Telesystems, Sponsored ADR* (Wireless
          Telecommunications)                                                      -           10,300           10,300             -

Singapore
        City Developments Ltd. (Real Estate Development)                     100,000                -          100,000       327,647
        DBS Group Holdings Ltd. (Major Banks)                                 11,300                -           11,300        84,452
        Singapore Press Holdings Ltd. (Publishing: Newspapers)                40,352                -           40,352       476,400
        United Overseas Bank Ltd. (Regional Banks)                            52,000                -           52,000       357,650

South Africa
        Anglo American Platinum Corporation Ltd. (Other Metals/
          Minerals)                                                                -           13,200           13,200             -
        Gold Fields Ltd. (Precious Metals)                                         -           92,800           92,800             -
        Impala Platinum Holdings Ltd. (Precious Metals)                            -            8,730            8,730             -
        Sappi Ltd.* (Pulp & Paper)                                                 -           37,200           37,200             -
        Sasol Ltd. (Chemicals: Major Diversified)                                  -           41,300           41,300             -

Taiwan
        Delta Electronics, Inc. (Electronic Equipment/Instruments)            66,150                -           66,150       114,509
        Hon Hai Precision Industry Company Ltd. (Computer
          Peripherals)                                                        60,000           75,000          135,000       274,678
        Taiwan Semiconductor Manufacturing Company Ltd.
          (Semiconductors)                                                   156,800          268,000          424,800       392,561
        United Microelectronics Corporation Ltd. (Semiconductors)            345,000                -          345,000       503,434
        Yageo Corporation (Electronic Components)                            196,300                -          196,300       144,908

Thailand
        Industrial Finance Corporation of Thailand (Finance/
          Rental/Leasing)                                                  1,750,000                -        1,750,000       235,417
        PTT Exploration and Production Public Company Ltd.
          (Oil & Gas Production)                                             133,200                -          133,200       337,291
        Shinawatra Satellite Public Company Ltd.
          (Telecommunication Equipment)                                      400,000                -          400,000       230,613

TOTAL COMMON STOCKS (Cost $19,452,398)

MONEY MARKET FUND
        J.P. Morgan Vista Federal Money Market Fund (Cost $1,246)                871              375            1,246           871

TOTAL SECURITIES (Cost $19,453,644)

REPURCHASE AGREEMENTS
        Greenwich Capital Securities, Inc., 1.88% dated 12/31/01,
          due 01/02/02                                                             -          162,000          162,000
        J.P. Morgan Securities, Inc., 1.86% dated 12/31/01,
          due 01/02/02                                                       492,000          162,000          654,000       492,000
        Merrill Lynch Securities, Inc., 1.88% dated 12/31/01,
          due 01/02/02                                                             -          162,000          162,000

TOTAL REPURCHASE AGREEMENTS (Cost $978,000)

TOTAL INVESTMENTS (Cost $20,431,644)

OTHER ASSETS AND LIABILITIES (Net)

NET ASSETS



===============================================================================================================
                                                                       Montgomery
                                                                     Emerging Markets   Pro-Forma
                                                                       Focus Fund        Combined      % of
                       Security Description                           Market Value     Market Value  Net Assets
                       --------------------                          ---------------- -------------  ----------
COMMON STOCKS

Brazil
        Petroleo Brasileiro S.A. (Integrated Oil)                             421,647     $ 421,647
        Tele Centro Oeste Celular Participacoes S.A., ADR
          (Wireless Telecommunications)                                       441,700       441,700
                                                                                        -----------
                                                                                            863,347      4.09%
China/Hong Kong
        Cheung Kong (Holdings) Ltd. (Real Estate Development)                       -       654,420
        China Everbright Ltd. (Financial Conglomerates)                             -       388,612
        China Mobile (Hong Kong) Ltd. (Wireless Telecommunications)                 -       556,199
        China Mobile (Hong Kong) Ltd., Sponsored ADR*
          (Wireless Telecommunications)                                       339,112       339,112
        China Petroleum & Chemical Corporation, Class H
          (Integrated Oil)                                                          -       106,756
        China Resources Enterprises Ltd. (Food Distributors)                        -       368,850
        China Shipping Development Company Ltd. (Marine Shipping)                   -       318,041
        China Unicom Ltd.* (Major Telecommunications)                         412,478       412,478
        Clear Media Ltd. (Advertising/Marketing Sercices)                           -       142,541
        CNOOC Ltd. (Oil & Gas Production)                                           -       245,071
        HSBC Holdings PLC (Financial Conglomerates)                                 -       537,559
        Hutchison Whampoa Ltd. (Industrial Conglomerates)                           -       540,412
        Sun Hung Kai Properties Ltd. (Real Estate Development)                      -       517,072
                                                                                        -----------
                                                                                          5,127,123     24.29%
India
        Hindalco Industries Ltd., GDR (Aluminum)                                    -       136,895
        Infosys Technologies Ltd., Sponsored ADR (Package Software)                 -       154,375
        Reliance Industries Ltd., Sponsored GDR (Chemicals: Major
          Diversified)                                                              -       291,076
                                                                                        -----------
                                                                                            582,346      2.76%
Korea
        Good Morning Securities Company (Investment Banks/Brokers)                  -       141,480
        Hyundai Motor Company Ltd. (Motor Vehicles)                           271,364       420,614
        Kookmin Bank* (Major Banks)                                           506,868       506,868
        Korea Electric Power Corporation (Electric Utilities)                       -       295,027
        Korea Telecom Corporation (Major Telecommunications)                  500,072       500,072
        Korea Telecom Corporation, Sponsored ADR (Major
          Telecommunications)                                                       -       302,917
        Pohang Iron & Steel Company Ltd. (Steel)                              288,567       288,567
        Pohang Iron & Steel Company Ltd., Sponsored ADR (Steel)                     -       345,000
        Samsung Electro-Mechanics Company Ltd. (Electronic
          Components)                                                               -       167,367
        Samsung Electronics Company Ltd. (Electronic Equipment/
          Instruments)                                                        729,217       729,217
        Samsung Electronics Company Ltd., GDR (Electronic
          Equipment/Instruments)                                                    -       575,000
        Shinhan Financial Group Company Ltd. (Regional Banks)                       -       173,823
        Shinsegae Company Ltd. (Specialty Stores)                                   -       212,457
        SK Telecom Company Ltd. (Wireless Telecommunications)                       -       274,452
                                                                                        -----------
                                                                                          4,932,861     23.38%
Malaysia
        Telekom Malaysia Berhad (Major Telecommunications)                          -       159,919
        Tenaga Nasional Berhad (Electric Utilities)                                 -       425,178
                                                                                        -----------
                                                                                            585,097      2.77%
Mexico
        Grupo Financiero Bancomer S.A. de C.V., Series O*
          (Regional Banks)                                                    438,019       438,019
        Wal-Mart de Mexico S.A. de C.V. (Discount Stores)                     298,165       298,165
                                                                                        -----------
                                                                                            736,184      3.49%
Russia
        Lukoil Holding Company, Sponsored ADR (Integrated Oil)                389,075       389,075
        Mobile Telesystems, Sponsored ADR* (Wireless
          Telecommunications)                                                 367,298       367,298
                                                                                        -----------
                                                                                            756,373      3.58%
Singapore
        City Developments Ltd. (Real Estate Development)                            -       327,647
        DBS Group Holdings Ltd. (Major Banks)                                       -        84,452
        Singapore Press Holdings Ltd. (Publishing: Newspapers)                      -       476,400
        United Overseas Bank Ltd. (Regional Banks)                                  -       357,650
                                                                                        -----------
                                                                                          1,246,149      5.91%
South Africa
        Anglo American Platinum Corporation Ltd. (Other Metals/
          Minerals)                                                           488,604       488,604
        Gold Fields Ltd. (Precious Metals)                                    444,852       444,852
        Impala Platinum Holdings Ltd. (Precious Metals)                       409,171       409,171
        Sappi Ltd.* (Pulp & Paper)                                            372,155       372,155
        Sasol Ltd. (Chemicals: Major Diversified)                             362,903       362,903
                                                                                        -----------
                                                                                          2,077,685      9.85%
Taiwan
        Delta Electronics, Inc. (Electronic Equipment/Instruments)                  -       114,509
        Hon Hai Precision Industry Company Ltd. (Computer
          Peripherals)                                                        343,348       618,026
        Taiwan Semiconductor Manufacturing Company Ltd.
          (Semiconductors)                                                    670,958     1,063,519
        United Microelectronics Corporation Ltd. (Semiconductors)                   -       503,434
        Yageo Corporation (Electronic Components)                                   -       144,908
                                                                                        -----------
                                                                                          2,444,396     11.58%
Thailand
        Industrial Finance Corporation of Thailand (Finance/
          Rental/Leasing)                                                           -       235,417
        PTT Exploration and Production Public Company Ltd.
          (Oil & Gas Production)                                                    -       337,291
        Shinawatra Satellite Public Company Ltd.
          (Telecommunication Equipment)                                             -       230,613
                                                                                        -----------
                                                                                            803,321      3.81%

TOTAL COMMON STOCKS (Cost $19,452,398)                                                   20,154,882     95.51%
                                                                                        -----------

MONEY MARKET FUND
        J.P. Morgan Vista Federal Money Market Fund (Cost $1,246)                 375         1,246      0.01%
                                                                                        -----------

TOTAL SECURITIES (Cost $19,453,644)                                                      20,156,128     95.51%
                                                                                        -----------

REPURCHASE AGREEMENTS
        Greenwich Capital Securities, Inc., 1.88% dated 12/31/01,
          due 01/02/02                                                        162,000       162,000
        J.P. Morgan Securities, Inc., 1.86% dated 12/31/01,
          due 01/02/02                                                        162,000       654,000
        Merrill Lynch Securities, Inc., 1.88% dated 12/31/01,
          due 01/02/02                                                        162,000       162,000
                                                                                        -----------

TOTAL REPURCHASE AGREEMENTS (Cost $978,000)                                                 978,000      4.63%
                                                                                        -----------

TOTAL INVESTMENTS (Cost $20,431,644)                                                     21,134,128    100.15%

OTHER ASSETS AND LIABILITIES (Net)                                                          (31,481)    -0.15%
                                                                                        -----------

NET ASSETS                                                                             $ 21,102,647    100.00%
                                                                                      ==============

--------

Endnotes and abbreviations
*       Non-income producing security.
ADR     American Depositary Receipt
GDR     Global Depositary Receipt

The Montgomery Funds
Pro Forma Combined Statement of Assets & Liabilities
December 31, 2001 (Unaudited)

                                                               --------------------------------------------------------------
                                                                 Montgomery       Montgomery                      Pro Forma
                                                                Emerging Asia  Emerging Markets                   Combined
                                                                    Fund          Focus Fund      Adjustments       Fund
                                                               --------------------------------------------------------------
Assets:
Investments in securities, at value
     Securities                                                   $ 11,660,180    $ 8,495,948                  $ 20,156,128
     Repurchase agreements                                             492,000        486,000                       978,000
                                                               =============================================================
Total Investments                                                   12,152,180      8,981,948                    21,134,128
Collateral held for loaned securities                                1,207,700         70,200                     1,277,900
Cash                                                                         -          1,282                         1,282
Foreign currency, at value (Cost $2,133 and $187, respectively)          2,132            185                         2,317
Receivables:
     Dividends                                                          10,993          5,547                        16,540
     Interest                                                               70             54                           124
     Expenses absorbed by Manager                                       41,749         27,745                        69,494
     Shares of beneficial interest sold                                      -          1,938                         1,938
     Investment securities sold                                              -         97,139                        97,139
Other Assets                                                                 -             15                            15
                                                               -------------------------------------------------------------
Total Assets                                                        13,414,824      9,186,053                    22,600,877

Liabilities:
Payables:
Collateral payable to broker                                         1,207,700         70,200                     1,277,900
     Management fees                                                    44,756          6,696                        51,452
     Administration fees                                                   720          1,659                         2,379
     Custodian fees                                                     17,520          5,239                        22,759
     Trustees' fees and expenses                                           326          1,003                         1,329
     Accounting fees                                                     1,936            553                         2,489
     Cash overdrafts payable to custodian                               41,761              -                        41,761
     Transfer agency and servicing fees                                 26,619          2,927                        29,546
     Other accrued liabilities and expenses                             50,349         18,266                        68,615
                                                               -------------------------------------------------------------
Total Liabilities                                                    1,391,687        106,543                     1,498,230
                                                               -------------------------------------------------------------
Net Assets                                                        $ 12,023,137    $ 9,079,510                  $ 21,102,647
                                                               =============================================================
Investments at identified cost                                    $ 12,664,626    $ 7,767,018                  $ 20,431,644

Net Assets Consist of:
Undistributed net investment income/(accumulated net
  investment loss)                                                $   (468,814)   $       309                  $   (468,505)
Accumulated net realized loss on securities sold                   (12,558,781)    (3,339,202)                  (15,897,983)
Net unrealized appreciation/(depreciation)                            (512,465)     1,215,331                       702,866
Shares of beneficial interest                                           15,544          6,778                        22,322
Additional paid-in capital                                          25,547,653     11,196,294                    36,743,947
                                                               -------------------------------------------------------------
Net Assets                                                        $ 12,023,137    $ 9,079,510                  $ 21,102,647
                                                               =============================================================

Net Assets:
                                                               -------------------------------------------------------------
     Class R shares                                               $ 12,023,137    $ 9,079,510                  $ 21,102,647
                                                               -------------------------------------------------------------

Number of Fund shares outstanding:
                                                               -------------------------------------------------------------
     Class R shares                                                  1,554,424        677,768        (657,368)    1,574,824 (a)
                                                               -------------------------------------------------------------

Class R shares: Net asset value, offering and redemption
  price per share outstanding                                     $       7.73    $     13.40                  $      13.40
                                                                  ------------    -----------                  ------------

See Notes to Pro Forma Combined Financial Statements



The Montgomery Funds
Pro Forma Combined Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

                                                                ------------------------------------------------------------
                                                                   Montgomery      Montgomery                    Pro Forma
                                                                 Emerging Asia  Emerging Markets                 Combined
                                                                      Fund         Focus Fund     Adjustments      Fund
                                                                ------------------------------------------------------------
Investment Income:

Interest                                                           $     5,569    $    21,056    $         -    $    26,625
Dividends                                                               61,110        102,749              -        163,859
Securities lending income                                                2,594            117              -          2,711
Foreign taxes withheld                                                 (10,309)          (739)             -        (11,048)
                                                                ------------------------------------------------------------
Total Investment Income                                                 58,964        123,183              -        182,147

Expenses:
Custodian fee                                                            8,104          5,483              -         13,587
Transfer agency and servicing fees                                      30,128          4,856              -         34,984
Management fee                                                          87,082         52,055        (10,450)(b)    128,687
Administration fee                                                       4,066          3,313              -          7,379
Professional fees                                                       20,275         21,822        (18,373)(c)     23,724
Trustees' fees                                                             516            707              -          1,223
Registration fees                                                        8,568         26,281         (8,010)(c)     26,839
Accounting fees                                                          3,295          2,223              -          5,518
Printing fees                                                            9,253          6,724              -         15,977
Other                                                                   11,607         83,961              -         95,568
Tax expense                                                                  -          2,457              -          2,457
Interest expense                                                         3,216            338              -          3,554
                                                                ------------------------------------------------------------
Total Expenses                                                         186,110        210,220        (36,833)       359,497
Fees deferred and/or expenses absorbed by Manager                      (72,600)      (131,754)        19,472 (d)   (184,882)
                                                                ------------------------------------------------------------
Net Expenses                                                           113,510         78,466        (17,361)       174,615
                                                                ------------------------------------------------------------
Net Investment Income/(Loss)                                           (54,546)        44,717         17,361          7,532
                                                                ------------------------------------------------------------

Net realized loss from:
     Securities transactions                                          (332,191)    (1,281,631)             -     (1,613,822)
     Foreign-currency transactions and other assets                    (12,722)      (115,296)             -       (128,018)
                                                                ------------------------------------------------------------
Net realized gain/(loss) on Investments:                              (344,913)    (1,396,927)             -     (1,741,840)

Net change in unrealized appreciation/(depreciation) of:
     Securities transactions                                          (109,857)       915,880              -        806,023
     Forward foreign-currency exchange contracts                           151              -              -            151
     Foreign-currency transactions and other assets                        (19)           866              -            847
                                                                ------------------------------------------------------------
Net unrealized appreciation/(depreciation) of investments             (109,725)       916,746              -        807,021
                                                                ------------------------------------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments                (454,638)      (480,181)             -       (934,819)
                                                                ------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations   $  (509,184)   $  (435,464)   $         -    $  (927,287)
                                                                ------------------------------------------------------------


See Notes to Pro Forma Combined Financial Statements

The Montgomery Funds
Notes to the Pro Forma Combined Statements
December 31, 2001 (Unaudited)


Pro forma financial information is intended to provide shareholders of Montgomery Emerging Asia Fund and Montgomery Emerging Markets Focus Fund with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of December 31, 2001.

As of December 31, 2001, all of the securities held by the Montgomery Emerging Asia Fund would comply with the compliance guidelines and the investment restrictions of the Montgomery Emerging Markets Focus Fund.

The pro forma combined statements of assets and liabilities and of operations as of December 31, 2001 have been prepared to reflect the merger of Montgomery Emerging Asia Fund and Montgomery Emerging Markets Focus Fund after giving effect to pro forma adjustments described in the notes below.

(a) Acquisition by Montgomery Emerging Markets Focus Fund of Montgomery Emerging Asia Fund and issuance of Montgomery Emerging Markets Focus Fund shares in exchange for all of the outstanding shares of Montgomery Emerging Asia Fund.

(b) Management fees were adjusted to reflect the application of the fee structure for Montgomery Emerging Markets Focus Fund (1.10% of average daily net assets).

(c) Certain pro forma basis expenses reflect actual expenses incurred by the individual Funds, adjusted to reflect estimated cost savings arising from the merger.

(d) Deferred and absorbed expenses by the Manager were adjusted to reflect the Advisor's commitment to voluntarily absorb fees in excess of 1.60% of the average net assets for the Emerging Markets Focus Fund Class R shares.


The Montgomery Funds
Pro Forma Combined Statement of Operations
For the Year Ended June 30, 2001 (Unaudited)

                                                           ----------------------------------------------------------------------
                                                              Montgomery         Montgomery                          Pro Forma
                                                             Emerging Asia    Emerging Markets                       Combined
                                                                 Fund            Focus Fund      Adjustments           Fund
                                                           ----------------------------------------------------------------------
Investment Income:
Interest                                                   $         26,888    $       67,551     $       -         $     94,439
Dividends                                                           293,271           162,239             -              455,510
Securities lending income                                             2,464               976             -                3,440
Foreign taxes withheld                                              (26,278)           (1,653)            -              (27,931)
                                                           ----------------------------------------------------------------------
Total Investment Income                                             296,345           229,113             -              525,458

Expenses:
Custodian fee                                                        24,227             9,429             -               33,656
Transfer agency and servicing fees                                   68,715             8,391             -               77,106
Management fee                                                      598,089            73,949       (26,203)  (b)        645,835
Administration fee                                                   12,239             4,706             -               16,945
Professional fees                                                    38,077            21,979       (35,714)  (c)         24,342
Trustees' fees                                                          634               211             -                  845
Registration fees                                                    16,245            19,724       (15,979)  (c)         19,990
Accounting fees                                                       7,663             2,810             -               10,473
Printing fees                                                        21,024             6,517             -               27,541
Other                                                                22,666           137,722             -              160,388
Tax expense                                                          18,023             4,789             -               22,812
Interest expense                                                     38,568             4,047             -               42,615
                                                           ----------------------------------------------------------------------
Total Expenses                                                      866,170           294,274       (77,896)           1,082,548
Fees deferred and/or expenses absorbed by Manager                  (477,627)         (177,933)       25,443   (d)       (630,117)
                                                           ----------------------------------------------------------------------
Net Expenses                                                        388,543           116,341       (52,453)             452,431
                                                           ----------------------------------------------------------------------
Net Investment Income/(Loss)                                        (92,198)          112,772        52,453               73,027
                                                           ----------------------------------------------------------------------

Net realized loss from:
     Securities transactions                                     (1,946,784)         (873,817)            -           (2,820,601)
     Foreign-currency transactions and other assets                 (25,151)          (60,723)            -              (85,874)
                                                           ----------------------------------------------------------------------
Net realized gain/(loss) on Investments:                         (1,971,935)         (934,540)            -           (2,906,475)

Net change in unrealized appreciation/(depreciation) of:
     Securities transactions                                     (2,615,449)         (271,024)            -           (2,886,473)
     Forward foreign-currency exchange contracts                          -                 -             -                    -
     Foreign-currency transactions and other assets                    (147)             (693)            -                 (840)
                                                           ----------------------------------------------------------------------
Net unrealized appreciation/(depreciation) of investments        (2,615,596)         (271,717)            -           (2,887,313)
                                                           ----------------------------------------------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments           (4,587,531)       (1,206,257)            -           (5,793,788)
                                                           ----------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets Resulting from
   Operations                                              $     (4,679,729)   $   (1,093,485)    $       -         $ (5,720,761)
                                                           ----------------------------------------------------------------------


See Notes to Pro Forma Combined Financial Statements

The Montgomery Funds
Notes to the Pro Forma Combined Statements
June 30, 2001 (Unaudited)


Pro forma financial information is intended to provide shareholders of Montgomery Emerging Asia Fund and Montgomery Emerging Markets Focus Fund with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of June 30, 2001.

The pro forma combined statements of assets and liabilities and of operations as of June 30, 2001 have been prepared to reflect the merger of Montgomery Emerging Asia Fund and Montgomery Emerging Markets Focus Fund after giving effect to pro forma adjustments described in the notes below.

(a) Acquisition by Montgomery Emerging Markets Focus Fund of Montgomery Emerging Asia Fund and issuance of Montgomery Emerging Markets Focus Fund shares in exchange for all of the outstanding shares of Montgomery Emerging Asia Fund.

(b) Management fees were adjusted to reflect the application of the fee structure for Montgomery Emerging Markets Focus Fund (1.10% of average daily net assets).

(c) Certain pro forma basis expenses reflect actual expenses incurred by the individual Funds, adjusted to reflect estimated cost savings arising from the merger.

(d) Deferred and absorbed expenses by the Manager were adjusted to reflect the Advisor's commitment to voluntarily absorb fees in excess of 1.60% of the average net assets for the Emerging Markets Focus Fund Class R shares.

                    -----------------------------------------


                                     PART C


                            THE MONTGOMERY FUNDS II
                                OTHER INFORMATION


                    -----------------------------------------

                             THE MONTGOMERY FUNDS II
                         -------------------------------

                                    FORM N-14
                         -------------------------------

                                     PART C
                         -------------------------------



ITEM 15. INDEMNIFICATION
         ---------------

         Article VII, Section 3 of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustee, officers, and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.


ITEM 16. EXHIBITS
         --------

          (1) Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement N-1A (the "Registration Statement"), as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37") under File Nos. 33-69686 and 811-8064.

          (2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 37.

          (3)          Voting Trust Agreement - Not applicable.

          (4) Form of Agreement and Plan of Reorganization is included in Part A.

          (5)          Specimen Share Certificate - Not applicable.

          (6) Investment Advisory Contracts--Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 22").

          (7)(A) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 22.

          (7)(B)       Form of Selling Group Agreement - Not applicable.

          (8)          Benefit Plan(s) - Not applicable.

          (9) Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

          (10) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 37.

          (11)         Consent and Opinion of Counsel - Filed herewith.

          (12)         Consent of Legal Counsel - Filed herewith.

          (13)(A) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22.

          (13)(B) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 55 as filed with the Commission on August 31, 2001.

          (14)         Independent Auditors' Consent - Filed herewith.

          (15)         Not Applicable.

          (16)         Power of Attorney - Filed herewith.

          (17)         Not Applicable.

ITEM 17. UNDERTAKINGS.
         ------------

          (1 Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.


          (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (3) Registrant agrees to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after the receipt of such opinion.

                                   SIGNATURES

                  As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of San Francisco and State of California, on the 16th day of May, 2002.


                                  THE MONTGOMERY FUNDS II



                                  George A. Rio*
                                  ------------------------------------------
                                  George A. Rio
                                  President and Principal Executive Officer;
                                  Treasurer and Principal Financial and
                                  Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:.


SIGNATURE                       TITLE                           DATE
---------                       -----                           ----

George A. Rio*                  President and                   May 16, 2002
--------------
George A. Rio                   Principal Executive Officer;
                                Treasurer and Principal
                                Financial and Accounting Officer


R. Stephen Doyle*               Chairman of the                 May 16, 2002
-----------------
R. Stephen Doyle                Board of Trustees


F. Scott Tuck*                  Trustee                          May 16, 2002
--------------
Andrew Cox


Andrew Cox*                     Trustee                          May 16, 2002
-----------
Andrew Cox


Cecilia H. Herbert*             Trustee                          May 16, 2002
-------------------
Cecilia H. Herbert


John A. Farnsworth*             Trustee                          May 16, 2002
-------------------
John A. Farnsworth


*By: /s/ Julie Allecta
    ----------------------------------------
    Julie Allecta, Attorney-in-Fact
    Pursuant to Power of Attorney incorporated by
    reference to Form N-14 as filed with the
    Commission on April 1, 2002

                                                          SEC File No. 333-85334


                             THE MONTGOMERY FUNDS II

                                    FORM N-14

                                  EXHIBIT INDEX



Number       Exhibit
------       -------

11           Consent of counsel shares - Paul, Hastings, Janofsky & Walker LLP

12 Form of opinion as to certain tax matters - Paul, Hastings, Janofsky & Walker LLP

14           Independent Auditor's Consent - PricewaterhouseCoopers LLP

                                   EXHIBIT 11

                               Consent of Counsel

                                 Law Offices of

                      Paul, Hastings, Janofsky & Walker LLP
       A Limited Liability Partnership Including Professional Corporations
                                55 Second Street
                         San Francisco, California 94105
                            Telephone (415) 856-7000
                            Facsimile (415) 856-7100

                         Internet www.paulhastings.com

                                  May 16, 2002



Montgomery Asset Management, LLC
101 California Street
San Francisco, California 94111

     Re:      The Montgomery Funds II (the "Registrant")


Ladies and Gentlemen:

                  We hereby consent to the continued use in the Registrant's Registration Statement, until its withdrawal, of our opinion given on October 26, 1998 (the "Prior Opinion") respecting the legality of the shares of beneficial interest for the Montgomery Emerging Markets Focus Fund.

                  The Prior Opinion was filed as an exhibit to Post-Effective Amendment No. 37 filed with the Commission on October 29, 1998.



                                         Very truly yours,



                                  Paul, Hastings, Janofsky & Walker LLP

                                   EXHIBIT 12

                    Form of Opinion as to Certain Tax Matters

(213) 683-6000

May __, 2002


The Montgomery Funds
The Montgomery Funds II
101 California Street
San Francisco, California 94111
Attention: _______________


Re: Reorganization of the Montgomery Emerging Asia Fund and the Montgomery Emerging Markets Focus Fund

Ladies and Gentlemen:

You have requested our opinion with respect to certain federal income tax matters in connection with the reorganization by and between the Montgomery Emerging Asia Fund (the "Acquired Funds"), a series fund of The Montgomery
                         --------------
Funds, a Massachusetts business trust ("TMF") and the Montgomery Emerging
                                        ---
Markets Focus Fund (the "Acquiring Fund"), a series fund of The Montgomery Funds
                         --------------
II, a Delaware business trust ("TMF II"). This opinion is rendered in connection
                                ------
with the transaction described in the Agreement and Plan of Reorganization dated ___ __, 2002 (the "Reorganization Agreement"), by TMF for itself and on behalf
                   ------------------------
of the Acquired Fund and by TMF II for itself and on behalf of the Acquiring Fund, and adopts the applicable defined terms therein.

This letter and the opinion expressed herein are for delivery to TMF and TMF II and may be relied upon only by TMF and TMF II and their shareholders. This opinion also may be disclosed by TMF or TMF II or any of their shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting TMF or TMF II or any of their
                      -------
shareholders or in connection with any judicial proceeding relating to the federal, state or local tax liability of TMF or TMF II or any of their shareholders. In addition, we hereby consent to the filing of this opinion as an exhibit to the registration statement of TMF II on Form N-14 pursuant to the Securities Act of 1933, as amended, in connection with the registration of securities required to be issued by TMF II by the Reorganization Agreement.

For purposes of this opinion we have assumed the truth and accuracy of the following facts:

The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 2



TMF was duly created pursuant to its Agreement and Declaration of Trust dated ____ __, 199_, for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is
                                                           --------
validly existing under the laws of Massachusetts. TMF is registered as an investment company classified as an open-end management company under the 1940 Act.

TMF II was duly created pursuant to its Agreement and Declaration of Trust dated ____ __, 199_, for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware. TMF II is registered as an investment company classified as an open-end management company under the 1940 Act.

The Acquired Fund is a series fund of TMF duly established under the laws of the State of Massachusetts and is validly existing under the laws of that State. The Acquired Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Acquired Fund is fully transferable and has full voting rights.

The Acquiring Fund is a series fund of TMF II duly established under the laws of the State of Delaware and is validly existing under the laws of that State. The Acquiring Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Acquiring Fund is fully transferable and has full voting rights.

For what has been represented as valid business purposes, the following transaction (the "Transaction") will take place in accordance with the laws of
                  -----------
the State of Delaware and pursuant to the Reorganization Agreement:

         (a)      On the date of the closing (the "Closing Date"), the
                                                   ------------
Acquired Fund will transfer substantially all of its assets to the Acquiring Fund. Solely in exchange therefor, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of voting shares of the Acquiring Fund (the "Acquiring Fund Shares").
                                          ---------------------

         (b) The Acquired Fund will then liquidate and distribute all of the Acquiring Fund Shares to the shareholders of the Acquired Fund in proportion to their respective interests in the Acquired Fund in exchange for their shares in the Acquired Fund.

         (c) The Acquired Fund will then wind up and dissolve as soon as practicable thereafter, and its legal existence as a series fund of TMF will be terminated.



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The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 3


In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

         (1)      the Reorganization Agreement and

         (2) such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinion referred to in this letter.

For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by the Acquiring Fund and the Acquired Fund, as applicable:

         (A) The fair market value of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be approximately equal to the fair market value of the shares of the Acquired Fund surrendered in the exchange. The shareholders of the Acquired Fund will receive no consideration other than Acquiring Fund Shares in exchange for shares in the Acquired Fund.

         (B) There is no plan or intention by the Acquiring Fund or any person related to the Acquiring Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the shares of the Acquiring Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person, provided, however, that certain
                                                 --------  -------
redemptions will occur in the ordinary course of the Acquiring Fund's business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes ("Affiliated Group Relationship") or if one corporation owns stock
           -----------------------------
possessing at least 50% or more of the voting power or value of the other corporation ("Parent-Subsidiary Relationship")).
              ------------------------------

         (C) During the five-year period ending on the Closing Date, neither the Acquired Fund nor any person related to the Acquired Fund by having a Parent-Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of the Acquired Fund with consideration other than shares of the Acquiring Fund or the Acquired Fund or (ii) redeemed or made distributions with respect to the Acquired Fund shares; provided, however, that certain redemptions have occurred
                      --------  ------
in the ordinary course of the Acquired Fund's business as an open-end investment company as required by section 22(e) of the


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The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 4

1940 Act and were made in the ordinary course of the Acquired Fund's business as a qualified regulated investment company.

         (D) Prior to the Transaction, neither the Acquiring Fund nor any person related to the Acquiring Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the Acquiring Fund) will have owned shares of the Acquired Fund.

         (E) The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B) and (C) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions, and distributions made in the ordinary course of the Acquiring Fund's business as an open-ended investment company as required by the 1940 Act) of the proprietary interest in the Acquired Fund on the effective date of the Transaction.

         (F) The Acquiring Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Acquired Fund immediately prior to the Transaction. For purposes of this representation, amounts used by the Acquired Fund to pay its reorganization expenses, amounts paid by the Acquired Fund to shareholders who receive cash or other property (including any payments to dissenters), and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Acquired Fund's business as an investment company) made by the Acquired Fund immediately preceding the transfer have been included as assets of the Acquired Fund held immediately prior to the Transaction.

         (G) On the Closing Date and at all times prior to the Closing Date, the Acquiring Fund did not have and has not had any plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Transaction, except for dispositions (i) made in the ordinary course of its business as a series of a qualified regulated investment company and (ii) the proceeds of which were used in accordance with the Acquiring Fund's investment objectives.

         (H) The Acquiring Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company pursuant to the provisions of section 22(e) of the 1940 Act.

         (I)      In pursuance of the plan of reorganization, the Acquired
Fund will distribute as soon as practicable the shares of the Acquiring Fund it receives in the Transaction.

         (J) The liabilities of the Acquired Fund assumed by the Acquiring Fund plus the liabilities to which the assets are subject were incurred by the Acquired Fund in the ordinary course of its business and are associated with the assets transferred.


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The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 5


         (K) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

         (L)      The total adjusted bases of the assets of the Acquired
Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

         (M) Following the Transaction, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets in a business.

         (N) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

         (O) The Acquired Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in a federal or state court.

         (P) The investment advisor to the Acquired Fund will pay or assume only those expenses of the Acquiring Fund, the Acquired Fund and the shareholders of the Acquired Fund that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents' fees and expenses). Otherwise, the Acquiring Fund, the Acquired Fund, and the shareholders of the Acquired Fund will pay their respective expenses, if any, incurred in connection with the Transaction.

         (Q) The Acquired Fund and the Acquiring Fund each meets the requirements of a regulated investment company set forth in Code Section 368(a)(2)(F).

         (R) The Acquired Fund and the Acquiring Fund have each elected to be taxed as a "regulated investment company" under Code Section 851 and, for all of the taxable periods (including the last short taxable period ending on the date of the Transaction for the Acquired Fund), has qualified for the special tax treatment afforded regulated investment companies under the Code.

         (S) No cash is being transferred to the shareholders of the Acquired Fund in lieu of fractional shares of the Acquiring Fund.


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The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 6



         (T)      Following the Transaction, the Acquired Fund, the
Acquiring Fund, and, to the best knowledge of the management of the Acquired Fund, the shareholders of the Acquired Fund, will comply with the information reporting, record retention and return filing requirements set forth in section 1.368-3 of the Treasury Regulations.

         (U)      There are no dissenters' rights in the Transaction.

         (V) Neither the Acquired Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Code Section 368(a)(2)(H), which provides that control means ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares) the Acquiring Fund immediately after the transfer.

         (W)      To the best knowledge of the management of the Acquired
Fund, there is no plan or intention by the shareholders of the Acquired Fund who own five percent (5%) or more of the Acquired Fund shares to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Transaction that would reduce the Acquired Fund shareholders' ownership of the Acquiring Fund shares to a number of shares having a value, as of the date of the Transaction, of less than 50% of the value of all the formerly outstanding shares of the Acquired Fund as of the same date. For purposes of this representation, shares of the Acquired Fund exchanged for cash or other property will be treated as outstanding shares of the Acquired Fund on the date of the Transaction. Additionally, shares of the Acquired Fund and shares of the Acquiring Fund held by the Acquired Fund's shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Transaction will be treated as outstanding shares of the Acquired Fund on the date of the Transaction.

Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Acquired Fund distributes the shares of the Acquiring Fund received in the Transaction as soon as practicable, we are of the opinion that:

         (a) The transfer of substantially all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund's liabilities, and the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in liquidation of the Acquired Fund, will constitute a "reorganization" (the "Reorganization") within
                                                        --------------
the meaning of Code Section 368(a);

The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 7


         (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets and the assumption of the liabilities, if any, of the Acquired Fund solely in exchange for the Acquiring Fund Shares;

         (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to, and the assumption of its liabilities by, the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

         (d) No gain or loss will be recognized by any shareholder of the Acquired Fund upon the exchange of its Acquired Fund shares for the Acquiring Fund Shares;

         (e) The adjusted tax basis of each of the assets of the Acquired Fund transferred to the Acquiring Fund will be the same as the adjusted tax basis of each such asset to the Acquired Fund immediately prior to the Reorganization;

         (f) The adjusted tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund shares held by that shareholder immediately prior to the Reorganization;

         (g) The holding period of the each of the assets of the Acquired Fund acquired by the Acquiring Fund will include the period during which such asset was held by the Acquired Fund; and

         (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that such the Acquired Fund shares were held as capital assets on the date of the exchange.

The opinion set forth above represents our conclusions as to the application of federal income tax law existing as of the date of this letter to the Transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming that would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional

The Montgomery Funds
The Montgomery Funds II
May __, 2002
Page 8


responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

We express no opinion as to any federal income tax issue or other matter except those set forth above.

Very truly yours,



PAUL, HASTINGS, JANOFSKY & WALKER LLP

                                   EXHIBIT 14

                          Independent Auditor's Consent

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated August 13, 2001, relating to the financial statements and financial highlights which appears in the June 30, 2001 Annual Report to Shareholders of Montgomery Emerging Markets Focus Fund (formerly the Montgomery Emerging Markets 20 Portfolio) and Montgomery Emerging Asia Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
San Francisco, California
May 2, 2002